Statement of Additional Information

TIAA-CREF Funds

MARCH 1, 2019 (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund)
NOVEMBER 16, 2018, AS SUPPLEMENTED MARCH 1, 2019 (with respect to the Green Bond Fund and the Short Duration Impact Bond Fund)
AUGUST 1, 2018, AS SUPPLEMENTED MARCH 1, 2019 (with respect to all other Fixed-Income Funds and the Real Estate Securities Fund)

Tickers by Class
	Institutional	Advisor	Premier	Retirement	Retail	Class W
Equity Funds
Emerging Markets Equity Fund	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX
Emerging Markets Equity Index Fund	TEQLX	TEQHX	TEQPX	TEQSX	TEQKX	TENWX
Equity Index Fund	TIEIX	TEIHX	TCEPX	TIQRX	TINRX	TEQWX
Growth & Income Fund	TIGRX	TGIHX	TRPGX	TRGIX	TIIRX	TGIWX
International Equity Fund	TIIEX	TIEHX	TREPX	TRERX	TIERX	TIEWX
International Equity Index Fund	TCIEX	TCIHX	TRIPX	TRIEX	—	TCIWX
International Opportunities Fund	TIOIX	TIOHX	TIOPX	TIOTX	TIOSX	TIOVX
Large-Cap Growth Fund	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX
Large-Cap Growth Index Fund	TILIX	TRIHX	—	TRIRX	—	TRIWX
Large-Cap Value Fund	TRLIX	TRLHX	TRCPX	TRLCX	TCLCX	TRLWX
Large-Cap Value Index Fund	TILVX	THCVX	—	TRCVX	—	THCWX
Mid-Cap Growth Fund	TRPWX	TCMHX	TRGPX	TRGMX	TCMGX	—
Mid-Cap Value Fund	TIMVX	TRVHX	TRVPX	TRVRX	TCMVX	—
Quant International Equity Fund (formerly Enhanced International Equity Index Fund)	TFIIX	TEIEX	—	—	—	TEIWX
Quant International Small-Cap Equity Fund (formerly International Small-Cap Equity Fund)	TIISX	TAISX	TPISX	TTISX	TLISX	TAIWX
Quant Large-Cap Growth Fund (formerly Enhanced Large-Cap Growth Index Fund)	TLIIX	TECGX	—	—	—	TECWX
Quant Large-Cap Value Fund (formerly Enhanced Large-Cap Value Index Fund)	TEVIX	TELCX	—	—	—	TELWX
Quant Small-Cap Equity Fund (formerly Small-Cap Equity Fund)	TISEX	TSCHX	TSRPX	TRSEX	TCSEX	TSCWX
Quant Small/Mid-Cap Equity Fund (formerly Small/Mid-Cap Equity Fund)	TSMWX	TSMNX	TSMMX	TSMOX	TSMEX	TSMUX
Small-Cap Blend Index Fund	TISBX	TRHBX	—	TRBIX	—	TRHWX
Social Choice Equity Fund	TISCX	TICHX	TRPSX	TRSCX	TICRX	—
Social Choice International Equity Fund	TSONX	TSOHX	TSOPX	TSOEX	TSORX	—
Social Choice Low Carbon Equity Fund	TNWCX	TCCHX	TPWCX	TEWCX	TLWCX	—
S&P 500 Index Fund	TISPX	TISAX	—	TRSPX	—	TISWX

Fixed-Income Funds
Bond Fund	TIBDX	TIBHX	TIDPX	TIDRX	TIORX	TBBWX
Bond Index Fund	TBIIX	TBIAX	TBIPX	TBIRX	TBILX	TBIWX
Bond Plus Fund	TIBFX	TCBHX	TBPPX	TCBRX	TCBPX	TCBWX
5–15 Year Laddered Tax-Exempt Bond Fund (formerly Tax-Exempt Bond Fund)	TITIX	TIXHX	—	—	TIXRX	—
Green Bond Fund	TGRNX	TGRKX	TGRLX	TGRMX	TGROX	—
High-Yield Fund	TIHYX	TIHHX	TIHPX	TIHRX	TIYRX	TIHWX
Inflation-Linked Bond Fund	TIILX	TIIHX	TIKPX	TIKRX	TCILX	TIIWX
Short Duration Impact Bond Fund	TSDJX	TSDHX	TSDFX	TSDDX	TSDBX	—
Short-Term Bond Fund	TISIX	TCTHX	TSTPX	TISRX	TCTRX	TCTWX
Short-Term Bond Index Fund	TNSHX	TTBHX	TPSHX	TESHX	TRSHX	TTBWX
Social Choice Bond Fund	TSBIX	TSBHX	TSBPX	TSBBX	TSBRX	—
Emerging Markets Debt Fund	TEDNX	TEDHX	TEDPX	TEDTX	TEDLX	TEDVX
International Bond Fund	TIBWX	TIBNX	TIBLX	TIBVX	TIBEX	TIBUX
Money Market Fund	TCIXX	TMHXX	TPPXX	TIEXX	TIRXX	TMWXX

Real Estate Securities Fund
Real Estate Securities Fund	TIREX	TIRHX	TRRPX	TRRSX	TCREX	—

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the (i) TIAA-CREF Funds’ prospectuses, dated March 1, 2019, as subsequently supplemented (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund); (ii) TIAA-CREF Funds’ prospectuses, dated November 16, 2018, as subsequently supplemented (with respect to the Green Bond Fund and the Short Duration Impact Bond Fund); and (iii) TIAA-CREF Funds’ prospectuses, dated August 1, 2018, as subsequently supplemented (with respect to all other Fixed-Income Funds and the Real Estate Securities Fund) (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877-518-9161.

This SAI describes 39 Funds. Each Fund offers Institutional Class and Advisor Class shares. Certain of the Funds also offer other share classes, such as Premier Class, Retirement Class, Retail Class and/or Class W shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements of the Trust for the Funds covered by this SAI for the fiscal periods ended October 31, 2018 (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund) and March 31, 2018 (with respect to the Fixed-Income Funds and the Real Estate Securities Fund, other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end, and the Green Bond Fund and the Short Duration Impact Bond Fund, which were not yet operational) are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Reports to shareholders dated October 31, 2018 and March 31, 2018. The Funds will furnish you, without charge, a copy of the Annual Reports on request by calling 877-518-9161.

Table of contents

Investment objectives, policies, restrictions and risks 4

Disclosure of portfolio holdings 36

Management of the Trust 38

Proxy voting policies 46

Principal holders of securities 47

Investment advisory and other services 75

Underwriter and other service providers 79

Personal trading policy 80

Information about the Funds’ portfolio management 80

About the Trust and the shares 86

Pricing of shares 93

Tax status 95

Brokerage allocation 101

Legal matters 106

Experts 106

Financial statements 106

Appendix A: TIAA-CREF policy statement on corporate governance as of February 2012 108

TIAA-CREF Funds  ■  Statement of Additional Information     3

Investment objectives, policies, restrictions and risks

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the 39 Funds of the Trust described in this SAI.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the 5–15 Year Laddered Tax-Exempt Bond Fund, the investment objective of each Fund as described in its Prospectus, and its non-fundamental investment restrictions as described in “Investment policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below. When formed, the Emerging Markets Debt Fund was classified as a “non-diversified” fund as defined in the 1940 Act. However, the Fund has historically operated as a “diversified” fund and, by operation of Rule 13a-1 under the 1940 Act, the Fund’s classification has changed from “non-diversified” to “diversified.” The Fund will not resume operation as a “non-diversified” fund without first obtaining shareholder approval. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations applies to each Fund.

The International Bond Fund may pursue its investment objective by investing in its wholly owned subsidiary, TIAA-CREF International Bond Fund Offshore Limited (the “Subsidiary”), which is a Cayman Islands exempted company. The International Bond Fund invests in the Subsidiary to obtain exposure to certain Regulation S securities not eligible for investment by the International Bond Fund until the expiration of the applicable Regulation S security restricted period. The Subsidiary is advised by Teachers Advisors, LLC (“Advisors”), has the same investment objective as the Fund, and is subject to the same investment policies and restrictions that apply to the management of the International Bond Fund (except that the Subsidiary may invest without limitation in Regulation S securities). The International Bond Fund and the Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Subsidiary, the International Bond Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those held by the International Bond Fund and are subject to the same risks that apply to similar investments if held directly by the International Bond Fund. See the International Bond Fund’s Prospectus and the section titled “Investment in a Wholly Owned Subsidiary” below for a more detailed discussion of the Subsidiary.

Fundamental policies

Except as noted, the following restrictions are fundamental policies of each Fund:

1. The Fund will not issue senior securities except as permitted by law.

2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in Restriction #7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4. The Fund will not purchase real estate or mortgages directly.

5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Restriction #8 is a fundamental policy of each Fund:

8. The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

Restrictions #9 and #10 are fundamental policies of the 5–15 Year Laddered Tax-Exempt Bond Fund only:

9. The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

4     Statement of Additional Information  ■  TIAA-CREF Funds

10. Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

11. The Fund (other than the Real Estate Securities Fund) will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate sector.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

Non-Equity Investments of the Equity and Real Estate Securities Funds. The Equity Funds and the Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as held by money market funds, as well as other short-term instruments. These other instruments are the same type of instruments a money market fund may hold, but they have longer maturities than the instruments allowed in money market funds, or otherwise do not meet the requirements for “Eligible Securities” (as defined in Rule 2a-7 under the 1940 Act).

When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in investment-grade debt securities similar to those the Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements, except that such instruments will not be subject to the Social Choice Equity Fund’s, Social Choice International Equity Fund’s and Social Choice Low Carbon Equity Fund’s environmental, social and governance (“ESG”) criteria.

These investments and other Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact a Fund’s performance.

Credit Facility and Inter-Fund Borrowing and Lending. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value (“NAV”) in response to market changes.

Additionally, the Securities and Exchange Commission (“SEC”) has granted an exemptive order (the “Order”) permitting the Funds to participate in an inter-fund lending facility whereby the participating Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of CREF, TCLF and VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in the Inter-Fund Program, and each such account or series is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless

TIAA-CREF Funds  ■  Statement of Additional Information     5

the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s). The Board has approved the Funds’ participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Taxable Securities Purchased by the 5–15 Year Laddered Tax-Exempt Bond Fund. Under normal conditions, the 5–15 Year Laddered Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

Additional Risks Resulting From Market Events and Government Intervention in Financial Markets. During and after the 2008–2009 worldwide economic downturn the U.S. Government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of a Fund, the issuers thereof or Teachers Insurance and Annuity Association of America (“TIAA”) (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations took and may continue to take actions that affect the regulation of certain portfolio holdings of a Fund, the issuers thereof or TIAA (or their affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio holdings. Advisors will monitor developments and seek to manage each Fund in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments. Effective December 1, 2018, as required by applicable SEC regulation, the Funds implemented a written liquidity risk management program (the “Program”) reasonably designed to assess and manage the Funds’ liquidity risk. As a result of its designation as Program administrator by the Board, Advisors is also responsible for determining the liquidity of investments held by each Fund. The Funds may invest up to 15% of their net assets (5% of total assets in the case of the Money Market Fund) (taken at current value) in investments that are deemed illiquid. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid securities or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the

6     Statement of Additional Information  ■  TIAA-CREF Funds

marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for the value at which they are carried, if at all, or at any price within the desired time frame. The Funds may receive distressed prices and incur higher transaction costs when selling illiquid securities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact a Fund’s performance. The regulations adopted by the SEC may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to achieve its investment objective.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the 5–15 Year Laddered Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the 5–15 Year Laddered Tax-Exempt Bond Fund.

Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). Advisors intends to use options and futures contracts for a variety of purposes. These purposes include the following: (i) hedging; (ii) cash management; (iii) risk management; (iv) seeking to stay fully invested; (v) seeking to increase total return; (vi) seeking to reduce transaction costs; (vii) seeking to simulate an investment in equity or debt securities or other investments; (viii) seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments; and (ix) for other purposes.

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

TIAA-CREF Funds  ■  Statement of Additional Information     7

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Funds (other than the Money Market Fund) may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the

8     Statement of Additional Information  ■  TIAA-CREF Funds

market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The Funds (other than the Money Market Fund) may also use futures contracts, options on futures contracts and swaps to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Trust to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act with regard to the Funds. The Trust has claimed an exclusion

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from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not currently subject to registration or regulation as a commodity pool operator. If the exclusion becomes unavailable, a Fund may incur additional expenses.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Fund to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Funds to post collateral in connection with its to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt instruments generally

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative and during such periods, a Fund may not be able to maintain a positive yield or yields on par with historical levels.

The market for fixed-income instruments has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Funds’ investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley

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Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States. These U.S. Government securities present limited credit risk compared to other types of debt securities but are not free of risk. Other U.S. Government securities are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality, which are thus subject to a greater amount of credit risk than those supported by the full faith and credit of the United States. Still other U.S. Government securities are only supported by the credit of the issuing agency or instrumentality, which are subject to greater credit risk as compared to other U.S. Government securities. The maximum potential liability of the issuers of some U.S. Government securities may exceed then current resources, including any legal right to support from the U.S. Treasury. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or such agency’s or instrumentality’s securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee.

Uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Funds. On one occasion, the long-term credit rating of the United States was downgraded by at least one leading rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations. Similar situations in the future could result in higher interest rates, lower prices of U.S. Treasury securities and could increase the costs of various kinds of debt, which may adversely affect the Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the High-Yield Fund invests at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s NAV. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing.

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Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds (other than the Money Market Fund) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and, therefore, may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process.

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The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

A Fund (other than the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s (“UK”) Financial Conduct Authority has announced plans to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects, as well as other unforeseen effects, could result in losses to a Fund.

Loan Participations and Assignments; Direct Loans. Certain Funds may purchase participations and/or assignments in commercial loans. Such investments may be secured or unsecured and may pay interest at fixed or floating rates. Loan participations and assignments involve special types of risk, including interest rate risk, liquidity risk and the risks of being a lender.

Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Certain Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on Advisors’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Consequently, some loans may be difficult or impossible to dispose of readily at what Advisors believes to be a fair price. In addition, valuation of illiquid loans involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of loans develops, the liquidity of these instruments is expected to improve. However, from time to time, loans may be deemed to be illiquid. Investment in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to

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observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Certain Funds may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. The Funds may make investments in loan participations and assignments to achieve capital appreciation, rather than to seek income.

For purposes of limits on a Fund’s total assets invested in any one issuer and the amount of a Fund’s total assets that are invested in issuers within the same industry, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans are not traded on an exchange or similar market but through a secondary market comprised of dealers and other institutional participants. Loans are generally subject to extended settlement periods and may take more than seven days. During this period, a Fund may seek other sources of liquidity including the use of an overdraft facility with the Funds’ custodian or by borrowing under a credit agreement to which the Funds are parties.

Certain loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

To the extent permitted by applicable law, a Fund may also make one or more direct loans, which may be secured or unsecured, to a commercial borrower (each, a “Direct Loan”). To the extent it makes a Direct Loan, a Fund would negotiate the terms of such Direct Loan with the borrower pursuant to a private transaction. The Fund will base its determination of whether or not to make a Direct Loan on, among other factors, Advisors’ assessment of the borrower’s creditworthiness, as well as any collateral received by the Fund or recourse available to the Fund in the event of untimely or non-payment of interest and repayment of principal to the Fund. By making one or more Direct Loans, a Fund would be exposed to the risk that the borrower will default or become insolvent. In such instances, the Fund may lose money. Direct Loans also expose a Fund to liquidity and interest rate risk. Direct Loans are not publicly traded, may not have a secondary market, and may be deemed to be illiquid. The absence of a secondary market may impact a Fund’s ability to sell and/or value its Direct Loans. A Fund’s performance with respect to a Direct Loan will depend, in part, on the Fund’s (or Advisors’, on the Fund’s behalf) ability to negotiate advantageous terms with a borrower.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

14     Statement of Additional Information  ■  TIAA-CREF Funds

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of a Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

A Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Negative Interest Rates. Certain European countries and Japan have pursued negative interest rate policies, the consequences of which are uncertain. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. As a result, debt instruments have traded at negative yields. Negative interest rates may become more prevalent among foreign (non-U.S.) issuers, and potentially within the U.S. These market conditions may increase a Fund’s exposures to the risks associated with rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because, as of the date of this SAI, interest rates in the United States and in certain foreign markets are at low levels. Thus, a Fund currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has raised, and may continue to raise, interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield. While negative yields can be expected to reduce demand for fixed-income investments trading at a

TIAA-CREF Funds  ■  Statement of Additional Information     15

negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment-grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including a Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefiting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by a Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen a Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment-grade and are subject to the risks of high-yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in a Fund losing a portion or all of its investment in such securities. In addition, a Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Social Choice Bond Fund, Social Choice Equity Fund, Social Choice International Equity Fund and Social Choice Low Carbon Equity Fund, Advisors does not take into consideration whether the sponsor of an asset-backed security in

16     Statement of Additional Information  ■  TIAA-CREF Funds

which a Fund invests meets the Fund’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest directly.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity

TIAA-CREF Funds  ■  Statement of Additional Information     17

and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral, including a fund that qualifies as a “government money market fund” under the SEC rules governing money market funds. Investment of cash collateral in a fund that qualifies as a “government money market fund” will not be subject to any applicable ESG criteria of a Fund. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer a loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Fund. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund

18     Statement of Additional Information  ■  TIAA-CREF Funds

may pay reasonable fees to persons unaffiliated with the Fund for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the borrower or Agent may default on its contractual obligations to the Fund. Each Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction.

During the fiscal year ended October 31, 2018, the Agent for each applicable Fund provided various services to the Fund, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Fund at loan termination.

For the fiscal year ended October 31, 2018 for the following Funds, the table below reflects the dollar amounts of income received and the compensation paid to an Agent, including any share of revenue generated by the securities lending program paid to an Agent (“revenue split”), related to the securities lending activities of each such Fund in existence during the period:

			Fees and/or compensation for securities lending activities and related services

	Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Emerging Markets Equity Fund	$622,950	$40,378	$7,296		$—	$—	$110,933	$—	$158,607	$464,343
	Emerging Markets Equity Index Fund	1,319,353	77,526	18,514		—	—	331,764	—	427,804	891,549
	Equity Index Fund	6,099,546	308,085	94,528		—	—	2,153,955	—	2,556,568	3,542,978
	Growth & Income Fund	1,290,772	51,101	21,712		—	—	630,299	—	703,112	587,660
	International Equity Fund	2,073,705	85,580	35,377		—	—	968,583	—	1,089,540	984,165
	International Equity Index Fund	6,779,940	387,377	75,351		—	—	1,862,382	—	2,325,110	4,454,830
	International Opportunities Fund	5,767,300	420,109	43,628		—	—	472,304	—	936,041	4,831,259
	Large-Cap Growth Fund	579,857	28,857	12,662		—	—	206,479	—	247,998	331,859
	Large-Cap Growth Index Fund	1,038,988	45,604	19,608		—	—	449,329	—	514,541	524,447
	Large-Cap Value Fund	2,692,431	76,523	58,393		—	—	1,677,500	—	1,812,416	880,015
	Large-Cap Value Index Fund	525,589	13,921	12,105		—	—	339,471	—	365,497	160,092
	Mid-Cap Growth Fund	1,251,833	57,264	22,419		—	—	513,611	—	593,294	658,539
	Mid-Cap Value Fund	946,445	29,653	19,128		—	—	556,649	—	605,430	341,015
	Quant International Equity Fund	886,763	46,870	11,427		—	—	289,457	—	347,754	539,009
	Quant International Small-Cap Equity Fund	984,406	59,769	11,783		—	—	225,516	—	297,068	687,338
	Quant Large-Cap Growth Fund	460,130	16,061	9,224		—	—	250,139	—	275,424	184,706
	Quant Large-Cap Value Fund	252,313	5,326	6,196		—	—	179,543	—	191,065	61,248
	Quant Small/Mid-Cap Equity Fund	594,837	41,922	4,196		—	—	66,619	—	112,737	482,100
	Quant Small-Cap Equity Fund	1,289,939	27,064	29,849		—	—	921,785	—	978,698	311,241
	S&P 500 Index Fund	230,029	7,245	4,755		—	—	134,715	—	146,715	83,314
	Small-Cap Blend Index Fund	7,481,386	436,217	90,241		—	—	1,938,428	—	2,464,886	5,016,500
	Social Choice Equity Fund	1,230,257	54,033	22,293		—	—	532,550	—	608,876	621,381
	Social Choice International Equity Fund	19,900	1,111	228		—	—	5,779	—	7,118	12,782

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

No Funds with a fiscal year ending March 31 participated in the securities lending program during the fiscal year ended March 31, 2018.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book

TIAA-CREF Funds  ■  Statement of Additional Information     19

entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.

In addition to other swap transactions, certain Funds may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

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By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Funds may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other CDS or CDX transactions. In addition, there may be disputes between the buyer and seller of a CDS agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Swap agreements may be considered illiquid by the SEC staff and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (such as the Lifecycle Funds, the Lifecycle Index Funds, the Lifestyle Funds and the Managed Allocation Fund) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

Exchange-Traded Funds. Additionally, certain Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an

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investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by a Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental policies” above.

Currency transactions

The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To manage the impact of such factors on NAVs, the Funds (other than the Money Market Fund) may engage in foreign currency transactions in connection with their investments in foreign securities.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

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The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supra-national entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

Foreign currency transactions may also be used for non-hedging purposes and involve complex transactions with risks in addition to direct investments in securities or currencies, including leverage risk and the risks associated with derivatives in general, currencies and investments in foreign and emerging markets. Certain Funds may use foreign currency derivatives to gain or adjust exposure to currencies and securities markets or attempt to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency derivatives may sometimes increase or leverage a Fund’s exposure to a particular market risk. Successful use of foreign currency transactions by a Fund depends upon the ability of Advisors to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities or currencies. If the expectations of Advisors are not met, a Fund may be in a worse position than if a foreign currency transaction had not been pursued.

Real estate securities

As described more fully in its Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). Certain other Funds may also invest in REITs and other real estate-related securities. An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to local, regional, national and global economic conditions, the availability of and economic cost associated with financing properties, overbuilding and increased competition, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, overconcentration of properties by geography, sector or tenant mix, changes in zoning laws, casualty or condemnation losses, limitations on rents, tenant defaults, changes in neighborhood values or the appeal of properties to

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tenants, fluctuation in property values due to geographically specific health issues, leveraging of interests in real estate, uninsured losses at properties due to terrorism, natural disasters or acts of violence, and costs resulting from the cleanup of environmental problems.

REIT-Related Risks. REITs will generally not be liable for federal corporate income taxes as long as they continue to distribute no less than 100% of their taxable income, and meet certain Code requirements. To maintain REIT status, a REIT must distribute at least 90% of its taxable income each year and satisfy certain asset diversification and income tests.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment discussed above, or failing to meet other applicable regulatory requirements. The value of a REIT may be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, a Fund runs the risk that it will sell them at an inopportune time.

Foreign investments

As described more fully in the Prospectuses, certain of the Funds (but especially the Emerging Markets Debt Fund, Emerging Markets Equity Fund, Emerging Markets Equity Index Fund, International Bond Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, Quant International Equity Fund, Quant International Small-Cap Equity Fund and Social Choice International Equity Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could

24     Statement of Additional Information  ■  TIAA-CREF Funds

have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially emerging markets countries) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund, Emerging Markets Equity Index Fund and Emerging Markets Debt Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in

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many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

Investment in Canada. The United States is Canada’s largest trading partner and foreign investor, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its recently negotiated successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the 2008–2009 worldwide economic downturn. The Canadian economy has shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union (“EU”) producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or EU economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The EU is an intergovernmental and supra-national union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (“EMU”)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank and, as a result, EMU member states are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. High unemployment could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the EU.

The EU has been extending its influence to the south and east. For former Iron Curtain member states, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain member states in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Stability Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states.

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In addition, many EU members suffered severe economic declines during and after the 2008–2009 worldwide economic downturn. These declines led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some EU member states required external assistance to meet their obligations, and all of these member states run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Certain of the larger European economies have shown limited signs of recovery from the 2008-2009 worldwide economic downturn; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses and doubts about the sustainability of the EMU. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the future.

Further, it is possible that the euro could be abandoned in the future by EU member states that have already adopted its use, and the effects of such an abandonment or a member state’s forced expulsion from the euro on that member state, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any member state out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

In a June 2016 referendum, citizens of the UK voted to leave the EU. In March 2017, the UK gave its formal notice of withdrawal from the EU to the European Commission, which began a two-year process of formal withdrawal from the EU. In November 2018, EU leaders approved the terms of the UK’s withdrawal from the EU. As of the date of this SAI, and pending the results of deliberation within the UK Parliament and successful negotiation of any proposed changes with EU leaders, the possibility of the ultimate implementation of a withdrawal agreement, if any, remains uncertain. Even if the UK does not ratify a withdrawal agreement, it is anticipated that the UK will leave the EU on March 29, 2019 absent a second referendum reversing the UK’s withdrawal. In the event that the UK withdraws without ratifying an agreement with the EU, the relationship between the UK and EU would be based on the World Trade Organization rules. It is not presently possible to determine the extent of the impact this arrangement would have on the Funds’ investments in the UK, and this continued uncertainty with respect to the withdrawal negotiations could negatively impact the Funds’ investments.

It is possible that measures could be taken to revote the issue of the withdrawal, or that regions of the UK could seek to separate and remain a part of the EU. The impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU and may have an adverse effect on the Fund’s performance.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in 2008 and Ukraine beginning in 2014. As a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and financial institutions. Eastern European markets will be significantly affected by the fiscal and monetary controls of the EMU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Investment in Russia. Russia has experienced political, social and economic turbulence as a result of decades of Communist rule. In addition, there is a heightened risk of political corruption and weak and variable government oversight. To date, many of the country’s economic reform initiatives have not yet been implemented or successful. In this environment,

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there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with drastically different political and economic policies that would be detrimental to the interests of foreign investors.

Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the less developed state of Russia’s banking system and its settlement, clearing and securities registration processes as compared to more developed markets. With the implementation of the National Settlement Depository in Russia (“NSD”) as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. To the extent that a Fund suffers a loss relating to title or corporate actions relating to is portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

There is little long-term historical data on the Russian securities market because it is relatively new, and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

The United States and the regulatory bodies of certain other countries, as well as the EU, imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian corporate entities. The United States enacted a law that codified and expanded existing sanctions against Russia and also authorized new sanctions. The EU could also broaden, strengthen and/or otherwise change existing sanctions. These sanctions, or even the threat of further sanctions, could impair a Fund’s ability to invest in securities it views as attractive investment opportunities or to sell securities or other financial instruments as needed to meet shareholder redemptions. Such sanctions may result in the decline of the value and liquidity profile of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, or impair the market for depositary receipts tied to such securities. Sanctions could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities or depositary receipts tied to Russian securities.

Investment in Latin America. The history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is becoming well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The 2008–2009 worldwide economic downturn weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery and have entered into regional trade agreements. For example, NAFTA has facilitated economic and financial integration among the United States, Canada and Mexico. However, uncertainty regarding NAFTA’s recently negotiated successor, USMCA, may have a significant and adverse impact on Mexico’s outlook and the value of a Fund’s investments in securities economically tied to Mexico. More broadly, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Thus, there can be no assurance that any recent growth will be sustained and that Latin American countries will not face further recessionary pressures.

Most Latin American countries have experienced, at one time or another and including, for some, recently severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political instability in Venezuela has resulted in social unrest and a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for

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many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans may also face significant economic difficulties if the U.S. Federal Reserve continues to raise interest rates, which could potentially jeopardize various countries’ ability to service debt obligations or to service such obligations in a timely manner.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained low relative to other advanced economies and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is more susceptible to natural disasters such as earthquakes and tsunamis, and a Fund’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, regional conflicts and government corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The 2008–2009 worldwide economic downturn spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the 2008–2009 worldwide economic downturn also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Unlike in the United States, the currencies of certain Asian countries are not determined by the market but are instead managed at artificial levels to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Asian countries have historically been prone to natural disasters, such as droughts, floods and tsunamis, and the region’s economies may be affected by such environmental events in the future. A Fund’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

By investing in securities or instruments that are economically tied to the People’s Republic of China excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure (“PRC”) or other developing market Asian countries, a Fund is subject to

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certain risks in addition to those generally applicable to investment in foreign and emerging markets. In many Asian securities markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. A number of Asian companies are also highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring. In addition, there is a lack of clarity in the laws and regulations in certain Asian countries compared to more developed international markets, and there could potentially be a lack of consistency in interpreting and applying the relevant regulations. These factors may severely restrict a Fund’s ability to pursue its investment objectives or strategies, may result in fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. A Fund’s investment in or exposure to the PRC is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the relatively small size and absence of operating history of many Chinese companies; (c) the potential for extensive government intervention in the economy as a whole or with respect to specific issuers; (d) uncertainty and potential changes with respect to the rules and regulations of market access programs through which investments in the PRC are made; and (e) uncertainty with respect to the government’s commitment to continue with its economic reforms. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investment in either the PRC or Taiwan.

There also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the qualified foreign institutional investor (“QFII”) program and the renminbi (“RMB”) qualified foreign institutional investor (“RQFII”) program, both of which are market access programs through which PRC investments are made available, there are certain regulatory restrictions imposed, particularly on (without limitation) investment scope, investment quota, repatriation of funds, foreign shareholding limit and account structure. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of funds, it is a new development and is therefore subject to uncertainties as to whether and how it will be implemented in practice. As a result of PRC regulatory requirements, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time. Under certain instances, such involuntary liquidations may result in losses for a Fund. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.

China A-Shares and China Stock Connect Risk. The following risks are in addition to the risks described under “Investment in Asia Other Than Japan” and “Emerging Markets.” Certain Funds may invest in eligible RMB-denominated shares of mainland China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzen Stock Exchange (referred to as “China A-Shares”) through the Shanghai and Shenzen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. There are significant risks and limitations inherent in investing in China A-Shares through Stock Connect. For example, a Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Further, the list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Fund invested in such China A-Shares issue traded through Stock Connect may only sell, not buy, the securities, which may adversely affect the Fund’s investment strategy.

Stock Connect is not subject to individual investment quotas but market-wide daily and aggregate investment quotas apply to all Stock Connect participants. Once a daily quota limit is reached, orders to purchase additional China A-Shares of such issuance through Stock Connect will be rejected. Such quotas, which are subject to change from time to time, may restrict or preclude a Fund from investing in China A-Shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Further, an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-Shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. In addition, because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position, which could adversely affect the Fund’s investment performance. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect (or to permit such issues to suspend trading) in response to certain market conditions. Stock Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect regulations provide that investors enjoy the rights and benefits of Shanghai Stock Exchange equities purchased through Stock Connect but the nominee structure under Stock Connect requires that China A-Shares be held through

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the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. A Fund’s ownership of China A-Shares will be reflected on the custodian’s records but the Fund itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this structure may limit Advisors’ ability to effectively manage a Fund and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply.

China A-Shares traded via Stock Connect are subject to risks associated with the legal and technical framework of Stock Connect. The trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and are continuing to evolve. If relevant Stock Connect systems fail to function properly, trading in China A-Shares on Stock Connect could be disrupted. Further, in the event of high trading volume or unexpected market conditions, Stock Connect may be available on a limited basis.

China Bond Connect Risk. There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the China inter-bank bond market through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and the PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.

The Bond Connect program is relatively new and may be subject to further interpretation and guidance. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.

Depositary Receipts. The Equity Funds and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund

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would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Municipal securities

The 5–15 Year Laddered Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Fund’s Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (“AMT”) or from state or local taxes). The 5–15 Year Laddered Tax-Exempt Bond Fund will generally invest in tax-exempt bonds that have a final maturity of between five and fifteen years. In pursuing its investment objective, the Fund seeks to weight investments in securities with a final maturity in each year within the five-to-fifteen year maturity range. The 5–15 Year Laddered Tax-Exempt Bond Fund’s portfolio is “laddered” by investing in municipal obligations with different final maturities so that some obligations age out of the five-to-fifteen year maturity range during each year.

Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities and the level of federal funding received by issuing entities (e.g., U.S. municipalities).

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the 5–15 Year Laddered Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the 5–15 Year Laddered Tax-Exempt Bond Fund within the applicable limits set forth in the Fund’s Prospectus.

Municipal Insurance. The 5–15 Year Laddered Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. Although these bonds have private insurance guarantees, Advisors performs an independent analysis and review of the underlying municipal obligor to determine the appropriateness of the investment for the Fund. The credit crisis in 2008 adversely affected private financial insurance companies that offer insurance guarantees on municipal bonds. This insurance may be: (1) purchased by the bond issuer at the

32     Statement of Additional Information  ■  TIAA-CREF Funds

time of issuance; (2) purchased by the Fund to guarantee specific bonds only while held by the Fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the 5–15 Year Laddered Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the 5–15 Year Laddered Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the 5–15 Year Laddered Tax-Exempt Bond Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government securities. The 5–15 Year Laddered Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The 5–15 Year Laddered Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The 5–15 Year Laddered Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The 5–15 Year Laddered Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or the non-compliant conduct of a bond issuer.

TIAA-CREF Funds  ■  Statement of Additional Information     33

Other policies

Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

Industry Concentration. With the exception of the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, the Funds and their service providers (including, but not limited to, the Funds’ custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on a Fund or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Trust’s or a Fund’s systems.

Cyber security failures by Advisors, other service providers, or the issuers of the portfolio securities in which a Fund invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, interference with the Funds’ ability to calculate their NAVs, barriers to trading, Fund shareholders’ inability to transact business with a Fund, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Funds and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. The Funds may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Funds and their shareholders could be negatively impacted by such attacks or incidents. Although Advisors has established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the Funds, Advisors or a Fund’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Funds cannot directly control the cyber security plans or systems implemented by their service providers.

Regulation S Securities Risk. As described more fully in its Prospectus, the International Bond Fund may seek exposure to Regulation S securities through its investment in the Subsidiary. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. If a Regulation S security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid securities. Regulation S securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

Investment in a Wholly Owned Subsidiary. The Subsidiary is a Cayman Islands exempted company that is wholly owned and controlled by the International Bond Fund and is overseen by its own board of directors. The International Bond Fund is the sole shareholder of the Subsidiary and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will invest primarily in Regulation S securities. As a result, the International Bond Fund, through its investment in the Subsidiary, is indirectly exposed to the risks associated with Regulation S securities. There can be no assurance that the investment objective of the International Bond Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act and, therefore, is not subject to the investor protection provisions of the 1940 Act (unless otherwise noted in the International Bond Fund’s Prospectus or this SAI). As an investor in the Subsidiary, the International Bond Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is wholly owned and controlled by the International Bond Fund and managed by Advisors. Therefore, the International Bond Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the International Bond Fund or its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the International Bond Fund to invest in the Subsidiary as described in the International Bond Fund’s Prospectus and in this SAI and could adversely affect the International Bond Fund. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

34     Statement of Additional Information  ■  TIAA-CREF Funds

Liquidation of Funds. The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to the shareholders of such Fund. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any) or fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Portfolio Turnover. Generally, the transactions in which a Fund engages are reflected in the Fund’s portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

For the fiscal year ended October 31, 2018, the portfolio turnover rates of eight Funds significantly changed from portfolio turnover rates in 2017 as a result of a variety of factors.

The Emerging Markets Debt Fund’s portfolio turnover rate decreased to 75% for the twelve-month period ended October 31, 2018 as compared with 126% for the twelve-month period ended October 31, 2017. The decrease in portfolio turnover was primarily attributable to lower trading activity in light of elevated market volatility and wider bid/ask spreads.

The Equity Index Fund’s portfolio turnover rate decreased to 5% for the twelve-month period ended October 31, 2018 as compared with 11% for the twelve-month period ended October 31, 2017. The decrease in portfolio turnover was primarily attributable to a normalization of transaction activity following a year in which increased net subscriptions into the Fund caused activity to spike.

The International Bond Fund’s portfolio turnover rate decreased to 62% for the twelve-month period ended October 31, 2018 as compared with 133% for the twelve-month period ended October 31, 2017. The decrease in portfolio turnover was primarily attributable to lower trading activity as well as exposure to longer dated forward currency contracts on an opportunistic basis.

The International Equity Fund’s portfolio turnover rate decreased to 73% for the twelve-month period ended October 31, 2018 as compared with 112% for the twelve-month period ended October 31, 2017. The decrease in portfolio turnover was primarily attributable to a decrease in the number of holdings that reached their price targets and sold for a profit relative to the previous year.

The International Equity Index Fund’s portfolio turnover rate decreased to 4% for the twelve-month period ended October 31, 2018 as compared with 11% for the twelve-month period ended October 31, 2017. The decrease in portfolio turnover was primarily attributable to a normalization of transaction activity following a year in which increased net subscriptions into the Fund caused activity to spike.

The Large-Cap Growth Index Fund’s portfolio turnover rate increased to 28% for the twelve-month period ended October 31, 2018 as compared with 18% for the twelve-month period ended October 31, 2017. The increase in portfolio turnover was primarily attributable to increased usage of ETFs in the Fund’s cash management activities.

The Social Choice Equity Fund’s portfolio turnover rate increased to 29% for the twelve-month period ended October 31, 2018 as compared with 14% for the twelve-month period ended October 31, 2017. The increase in portfolio turnover was primarily attributable to certain modifications made to the ESG criteria that are utilized in the refinement of the Fund’s investable universe. As a result of these modifications, a number of positions were removed or added to the Fund’s portfolio.

The Social Choice Low Carbon Equity Fund’s portfolio turnover rate increased to 45% for the twelve-month period ended October 31, 2018 as compared with 16% for the twelve-month period ended October 31, 2017. The increase in portfolio turnover was primarily attributable to certain modifications made to the ESG criteria that are utilized in the refinement of the Fund’s investable universe. As a result of these modifications, a number of positions were removed or added to the Fund’s portfolio.

For the fiscal year ended March 31, 2018, the portfolio turnover rates of four Funds significantly changed from portfolio turnover rates in 2017 as a result of a variety of factors.

The Bond Fund’s portfolio turnover decreased to 155% for the twelve-month period ended March 31, 2018 as compared to 277% for the twelve-month period ended March 31, 2017. The decrease in portfolio turnover was primarily attributable to fewer mortgage dollar roll transactions, less tactical trading in U.S. Treasuries given reduced rate volatility, and lower turnover in the Fund’s asset-backed securities positions.

The Bond Plus Fund’s portfolio turnover decreased to 156% for the twelve-month period ended March 31, 2018 as compared to 246% for the twelve-month period ended March 31, 2017. The decrease in portfolio turnover was primarily attributable to fewer mortgage dollar roll transactions and lower tactical trading given reduced rate and credit spread volatility.

TIAA-CREF Funds  ■  Statement of Additional Information     35

The Social Choice Bond Fund’s portfolio turnover decreased to 112% for the twelve-month period ended March 31, 2018 as compared to 182% for the twelve-month period ended March 31, 2017. The decrease in portfolio turnover was primarily attributable to fewer mortgage dollar roll transactions, less tactical trading in U.S. Treasuries given reduced rate volatility, and lower turnover in the Fund’s asset-backed securities positions. Ultimately, in an effort to achieve the Fund’s total return objective, trading volume will be dictated by the presence of relative value opportunities in addition to the impact of net flows.

The 5–15 Year Laddered Tax-Exempt Bond Fund’s portfolio turnover rate decreased to 29% for the twelve-month period ended March 31, 2018 as compared with 59% for the twelve-month period ended March 31, 2017. The decrease in portfolio turnover was primarily attributable to the Fund focusing on existing holdings and targeted repositioning opportunities that the Fund’s portfolio manager believes were favorable, resulting in less frequent trading in the Fund.

The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose a Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Trust and Advisors may disclose a Fund’s portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Fund, the Fund posts on its website (www.tiaa.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose a Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to Fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s Chief Compliance Officer, a Director in Funds Compliance, or an individual employed by Advisors holding the title of Vice President and Associate General Counsel or above.

• Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, TIAA Investments, a Managing Director who is a direct report to the Chief Investment Officer; or above; and

• approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

• reported to the Trust’s and Advisors’ Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Fund invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the Chief Compliance Officers’ annual compliance reviews with the respective Boards of Trustees of the Trust and of Advisors, and the Boards will receive a current copy of the procedures for their review and approval.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, their portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; R.R. Donnelley; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services

36     Statement of Additional Information  ■  TIAA-CREF Funds

LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc. and the lenders under the Funds’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The Funds’ portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the Funds’ assets. Disclosure may also be made to other affiliates and service providers of the Funds or Advisors, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the Funds.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Fund (through Form N-MFP). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA for information about obtaining Portfolio Data. Advisors may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors believes the release of such Portfolio Data may be harmful to the Fund.

Advisors serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

TIAA-CREF Funds  ■  Statement of Additional Information     37

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of nine trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) six standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) one non-standing committee (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee), both as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 69 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds, TIAA-CREF Lifestyle Funds and the Managed Allocation Fund), the 11 funds within TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. All of the persons that serve on the Board also serve on, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the “Disinterested Trustees” table included herein. The table includes, for each Trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly

38     Statement of Additional Information  ■  TIAA-CREF Funds

and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act. In addition, on an annual basis, Advisors, in its capacity as Program administrator pursuant to applicable SEC regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Funds’  Program.

Officers of the Trust and officers and personnel of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA personnel or the Funds’ CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the Board’s committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

TIAA-CREF Funds  ■  Statement of Additional Information     39

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	89

Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation. Former Trustee, Maine Chapter of The Nature Conservancy. Former Director of GMO, Maine Coast Heritage Trust, and the Appalachian Mountain Club.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	89	Member of the Board of the Office of Finance, Federal Home Loan Banks.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	89

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Former Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer, Copper Rock Capital Partners, LLC (2007–2014). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	89	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	89	Director, Commonwealth (non-profit organization).

40     Statement of Additional Information  ■  TIAA-CREF Funds

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Chairman for term ending July 1, 2021. Trustee since 2011. Chairman since September 13, 2017.	Advisory Director (2010-2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	89

Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee member, Sansum Clinic; Director, ParentSquare; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council. Former Investment Committee member, College of Mount Saint Vincent.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	89	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016) NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development. He is designated as an audit committee financial expert.

				89

Former Director, SCANA Corporation (energy holding company). Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust. Former Member, Duke Children’s Hospital and Health Center National Board of Advisors.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director of the Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. Prof. Starks has particular experience in education, finance, mutual funds and retirement systems.	89

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

TIAA-CREF Funds  ■  Statement of Additional Information     41

Officers

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.

Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.

Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.

Senior Managing Director, Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, President, Global Investments, TIAA.

Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President, Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.

Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.

Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Vice President and Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.

Managing Director, Funds Treasurer, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, and Treasurer of CREF.

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

42     Statement of Additional Information  ■  TIAA-CREF Funds

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the Trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2018. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Forrest Berkley	International Equity Fund: Over $100,000	Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Index Fund: Over $100,000

Janice C. Eberly	None	Over $100,000

Nancy A. Eckl	Emerging Markets Equity Index Fund: Over $100,000	Over $100,000
Equity Index Fund: $1–10,000
Growth & Income Fund: Over $100,000
International Equity Fund: $50,001–100,000
International Equity Index Fund: $1–10,000
Large-Cap Value Fund: $50,001–100,000
Large-Cap Value Index Fund: $1–10,000
Quant Small-Cap Equity Fund: $1–10,000
Small-Cap Blend Index Fund: $50,001–100,000
Social Choice Equity Fund: $50,001–100,000

Michael A. Forrester	None	Over $100,000

Howell E. Jackson	Bond Index Fund: Over $100,000	Over $100,000
International Equity Index Fund: Over $100,000

Thomas J. Kenny	Emerging Markets Equity Index Fund: Over $100,000	Over $100,000
High-Yield Fund: Over $100,000
International Equity Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Value Index Fund: Over $100,000
Mid-Cap Value Fund: $10,001–50,000
Quant Small-Cap Equity Fund: Over $100,000
Real Estate Securities Fund: $50,001–100,000

James M. Poterba	S&P 500 Index Fund: Over $100,000	Over $100,000

Maceo K. Sloan	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Index Fund: $50,001–100,000
Growth & Income Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Value Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Quant Small-Cap Equity Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
S&P 500 Index Fund: Over $100,000

Laura T. Starks	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Growth Index Fund: $10,001–50,000
Large-Cap Value Fund: Over $100,000
Large-Cap Value Index Fund: $10,001–50,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Quant Small-Cap Equity Fund: Over $100,000
S&P 500 Index Fund: Over $100,000
Short-Term Bond Fund: Over $100,000
Small-Cap Blend Index Fund: Over $100,000
Social Choice Equity Fund: Over $100,000

TIAA-CREF Funds  ■  Statement of Additional Information     43

Trustee and officer compensation

The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex received by each Trustee for the Equity, Emerging Markets Debt and International Bond Funds for the fiscal year ended October 31, 2018 and for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end) for the fiscal year ended March 31, 2018 (except as otherwise noted). The Trust’s officers received no compensation from the Trust for either of those fiscal years. For purposes of this chart, the TIAA-CREF Fund Complex consists of the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

FISCAL YEAR ENDED 10/31/18

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$79,961.89	$22,142.51	$325,000.00
	Janice C. Eberly[3]	72,806.36	19,559.22	295,916.67
	Nancy A. Eckl	88,573.29	22,142.51	360,000.00
	Michael A. Forrester[3]	87,343.09	22,142.51	355,000.00
	Howell E. Jackson	87,343.09	22,142.51	355,000.00
	Thomas J. Kenny[3]	106,411.19	22,142.51	432,500.00
	James M. Poterba[3]	94,109.19	22,142.51	382,500.00
	Maceo K. Sloan	91,033.69	22,142.51	370,000.00
	Laura T. Starks	92,509.93	22,142.51	376,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended October 31, 2018, Mr. Berkley elected to defer $228,750, Prof. Eberly elected to defer $108,617, Mr. Forrester elected to defer $263,750, Mr. Kenny elected to defer $337,250 and Prof. Poterba elected to defer $286,250 of total compensation from the TIAA-CREF Fund Complex.

FISCAL YEAR ENDED 3/31/18

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$75,339.70	$20,410.72	$303,750.00
	Janice C. Eberly[4]	—	—	—
	Nancy A. Eckl	83,160.10	20,410.72	335,250.00
	Michael A. Forrester[3]	86,822.03	20,410.72	350,000.00
	Howell E. Jackson	91,849.43	20,410.72	370,250.00
	Thomas J. Kenny[3]	90,359.83	20,410.72	364,250.00
	Bridget A. Macaskill[5]	83,160.10	20,410.72	335,250.00
	James M. Poterba[3]	87,256.50	20,410.72	351,750.00
	Maceo K. Sloan	88,249.57	20,410.72	355,750.00
	Laura T. Starks	90,608.10	20,410.72	365,250.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended March 31, 2018, Mr. Berkley elected to defer $221,250, Mr. Forrester elected to defer $267,500, Mr. Kenny elected to defer $281,750 and Prof. Poterba elected to defer $269,250 of total compensation from the TIAA-CREF Fund Complex.

[4]

Prof. Eberly received no compensation during the fiscal year ended March 31, 2018; she began service as a Trustee on February 13, 2018 and was compensated after March 31, 2018 for her service up to that date.

[5]	Effective July 20, 2018, Ms. Macaskill no longer serves as a Trustee.

Prior to January 1, 2018, the Board had approved Trustee compensation at the following rates, effective since January 1, 2015: an annual retainer of $175,000; an annual long-term compensation contribution of $80,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $80,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

The Board subsequently approved Trustee compensation at the following rates, effective January 1, 2018: an annual retainer of $180,000; an annual long-term compensation contribution of $90,000; an annual committee chair fee of $20,000 ($30,000

44     Statement of Additional Information  ■  TIAA-CREF Funds

for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $90,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

At its meeting on December 4, 2018, the Board approved Trustee compensation at the following rates, effective January 1, 2019: an annual retainer of $190,000, an annual long-term compensation contribution of $100,000, an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $100,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Trustees may also continue to receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA or CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA or CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, Trustees shall cease to be members of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board of Trustees has appointed the following standing and non-standing committees and, in addition, may from time to time form certain committees on an “ad hoc” basis, each with specific responsibilities for aspects of the Trust’s operations:

(1)  An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended March 31, 2018, the Audit and Compliance Committee held five meetings. During the fiscal year ended October 31, 2018, the Audit and Compliance Committee held six meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny, Mr. Sloan and Prof. Starks. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2)  An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Funds’ investments. During the fiscal year ended March 31, 2018, the Investment Committee held six meetings. During the fiscal year ended October 31, 2018, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Prof. Starks.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Funds. During the fiscal year ended March 31, 2018, the Corporate Governance and Social Responsibility Committee held four meetings. During the fiscal year ended October 31, 2018, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Prof. Poterba and Mr. Sloan.

(4) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal years ended March 31, 2018 and October 31, 2018, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

TIAA-CREF Funds  ■  Statement of Additional Information     45

(5) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended March 31, 2018, the Nominating and Governance Committee held twelve meetings. During the fiscal year ended October 31, 2018, the Nominating and Governance Committee held eleven meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Prof. Jackson and Mr. Kenny.

(6) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended March 31, 2018, the Operations Committee held five meetings. During the fiscal year ended October 31, 2018, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Forrester and Prof. Jackson.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. During the fiscal years ended March 31, 2018 and October 31, 2018, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

Proxy voting policies

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or a Trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or a Trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

46     Statement of Additional Information  ■  TIAA-CREF Funds

Principal holders of securities

As of January 28, 2019, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	52.83%	12,844,170.156

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.63%	2,827,017.835

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	10.33%	2,512,224.691

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	7.76%	1,886,031.393

Emerging Markets Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	54.96%	11,892.946

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	26.89%	5,819.791

RAYMOND JAMES & ASSOC INC CSDN FBO EMILIO HIDALGO IRA 1511 N COVEY LN LAKE CHARLES LA 70605-1317	9.05%	1,958.990

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.58%	1,207.966

Emerging Markets Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	88.54%	745,151.703

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	11.34%	95,432.043

Emerging Markets Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	91.73%	10,430,704.577

Emerging Markets Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.22%	185,069.276

Emerging Markets Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.28%	22,084,018.803

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.30%	16,668,341.157

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.45%	14,651,202.031

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.98%	13,042,409.400

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.96%	13,028,909.076

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.81%	9,592,683.898

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.00%	8,710,360.779

TIAA-CREF Funds  ■  Statement of Additional Information     47

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	41.83%	53,537,819.524

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.06%	21,832,899.239

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.23%	13,091,499.542

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	9.90%	12,667,465.769

Emerging Markets Equity Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	97.36%	1,009,977.132

Emerging Markets Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.86%	2,295,923.174

Emerging Markets Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	79.61%	18,237,397.986

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.64%	2,665,773.433

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	6.50%	1,488,942.936

Emerging Markets Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.55%	324,015.675

VANGUARD BROKERAGE SERVICES A/C 2345-4081 PO BOX 1170 VALLEY FORGE PA 19482-1170	5.51%	75,774.282

Emerging Markets Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.41%	16,862,047.432

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.04%	14,564,413.923

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.85%	14,382,318.326

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.53%	12,136,364.727

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.11%	11,723,674.545

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.08%	8,795,486.868

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.72%	8,444,914.650

Equity Index Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	23.00%	95,285,854.405

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	21.06%	87,260,674.671

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	13.38%	55,429,560.148

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	13.03%	53,974,833.228

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.59%	31,447,925.911

Equity Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	97.92%	2,053,995.577

48     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	97.34%	3,722,846.224

Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	67.85%	19,543,809.929

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	15.59%	4,490,663.332

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS 200 CLARENDON STREET BOSTON MA 02116-5021	5.77%	1,662,477.082

Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.58%	7,846,126.013

Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.41%	78,132,099.131

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.04%	67,485,772.714

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.85%	66,642,030.233

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.53%	56,235,000.914

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.11%	54,322,865.513

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.08%	40,754,810.586

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.72%	39,130,326.722

Growth & Income Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	40.95%	49,242,904.975

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	15.56%	18,712,662.238

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	13.48%	16,214,843.956

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.59%	12,729,696.333

Growth & Income Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27.08%	36,568.472

RAYMOND JAMES & ASSOC INC FBO FREDERICK L GRUEL & SUSAN S GRUEL T-I-C 939 SUNSET RDG BRIDGEWATER NJ 08807-1323	11.91%	16,081.265

RAYMOND JAMES & ASSOC INC FBO CHARLES PHILIP KEARNEY & JULIA A KEARNEY JT/WROS 3759 BRIDLE PASS CT ANN ARBOR MI 48108-2788	8.38%	11,310.562

RAYMOND JAMES & ASSOC INC CSDN FBO LEANN FIELDS IRA 4860 GEDDES RD ANN ARBOR MI 48105-9515	6.88%	9,287.660

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	6.43%	8,688.450

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.39%	8,630.645

RAYMOND JAMES & ASSOC INC CSDN FBO SOMRUDEE WINICHAKUL IRA 305 N WHITNEY WAY MADISON WI 53705-2722	5.80%	7,830.226

TIAA-CREF Funds  ■  Statement of Additional Information     49

Fund—Class	Percentage of holdings	Shares

Growth & Income Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	92.02%	8,857,422.040

Growth & Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	71.08%	27,051,833.460

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	19.51%	7,423,480.825

Growth & Income Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.93%	4,981,311.844

CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.49%	4,076,707.391

Growth & Income Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.58%	49,795,728.648

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.41%	37,297,308.108

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.45%	32,539,675.042

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.18%	29,476,902.518

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.78%	28,510,514.003

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.52%	20,610,079.777

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.14%	19,705,906.286

International Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	46.93%	86,613,494.831

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.62%	32,513,472.926

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 12555 MANCHESTER RD MARYLAND MO 63043	11.52%	21,257,833.502

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.66%	17,831,098.323

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	7.33%	13,533,041.988

International Equity Fund—Advisor Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	74.90%	398,153.033

International Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.79%	15,055,240.597

International Equity Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	54.61%	25,111,707.542

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	41.05%	18,877,902.989

International Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.85%	4,255,879.524

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.74%	2,252,054.086

50     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.56%	28,094,449.209

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.44%	21,090,491.307

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.43%	18,344,284.525

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.21%	16,680,170.636

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.77%	16,078,672.881

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.50%	11,606,546.499

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.17%	11,160,272.981

International Equity Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	27.25%	119,933,404.136

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.63%	77,595,782.547

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.74%	38,470,185.318

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	7.29%	32,072,099.314

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	7.20%	31,706,087.449

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.11%	26,885,418.644

International Equity Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	94.15%	2,285,693.587

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	5.35%	129,858.965

International Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	89.44%	11,977,119.461

GREAT-WEST TRUST COMPANY LLC TTEE F FBO:STATE OF ALABAMA DCP 457 C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	9.54%	1,277,041.664

International Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	59.90%	30,861,520.923

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.49%	14,679,026.254

TIAA-CREF Funds  ■  Statement of Additional Information     51

Fund—Class	Percentage of holdings	Shares

International Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.41%	26,028,977.506

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.04%	22,482,067.704

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.85%	22,200,942.624

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.53%	18,733,833.129

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.11%	18,097,072.713

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.08%	13,577,050.789

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.72%	13,035,705.778

International Opportunities Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	35.08%	2,736,489.126

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	19.51%	1,522,033.911

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.36%	1,119,917.411

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.74%	681,553.368

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.67%	598,076.974

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.43%	501,397.830

International Opportunities Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	66.39%	9,891.502

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	32.77%	4,882.789

International Opportunities Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	78.65%	92,101.279

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	21.35%	25,000.000

International Opportunities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	93.32%	11,920,567.311

International Opportunities Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	33.80%	117,823.696

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.69%	19,818.324

52     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Opportunities Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.60%	23,863,010.954

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.42%	17,855,695.633

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.46%	15,590,815.341

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.14%	14,056,600.113

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.79%	13,655,015.298

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.48%	9,817,818.817

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.21%	9,512,559.370

Large-Cap Growth Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	30.71%	18,293,497.328

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.08%	13,153,535.931

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	10.69%	6,370,474.804

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	6.91%	4,113,656.334

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.86%	3,488,676.526

Large-Cap Growth Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	72.07%	257,297.641

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.36%	22,694.684

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.23%	22,254.951

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.19%	22,083.633

Large-Cap Growth Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	79.75%	826,662.507

STATE STREET BANK TRUSTEE CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	13.63%	141,321.877

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	6.02%	62,356.511

Large-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	64.21%	11,252,019.141

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.70%	1,349,399.502

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	7.59%	1,330,371.056

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.26%	921,256.947

Large-Cap Growth Fund—Retail Class

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	9.70%	4,692,774.642

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.51%	3,630,985.445

TIAA-CREF Funds  ■  Statement of Additional Information     53

Fund—Class	Percentage of holdings	Shares

Large-Cap Growth Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.58%	30,397,147.129

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.42%	22,785,159.340

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.40%	19,795,073.903

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.20%	18,024,663.503

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.75%	17,366,043.370

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.52%	12,590,291.674

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.17%	12,073,651.043

Large-Cap Growth Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	31.45%	57,827,279.409

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.34%	22,695,586.097

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	9.42%	17,325,585.845

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.62%	12,174,969.670

Large-Cap Growth Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	70.42%	940,311.098

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	16.23%	216,693.638

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	12.98%	173,292.840

Large-Cap Growth Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	55.22%	11,965,331.446

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	13.79%	2,988,607.997

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	6.92%	1,499,845.298

Large-Cap Value Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	60.53%	88,527,628.021

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.86%	26,129,493.288

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13.48%	19,723,589.746

Large-Cap Value Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	83.40%	6,327.135

RAYMOND JAMES & ASSOC INC CSDN FBO DAVID R HARSHBARGER IRA 1205 ADAMS ST MACON GA 31201-1568	16.59%	1,258.730

Large-Cap Value Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.89%	12,060,455.123

54     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Large-Cap Value Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	51.67%	22,264,733.400

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	44.53%	19,187,792.283

Large-Cap Value Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.95%	1,419,975.070

Large-Cap Value Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.56%	36,923,232.131

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.41%	27,663,359.513

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.41%	24,076,274.726

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.19%	21,894,616.070

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.77%	21,133,934.392

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.53%	15,313,671.598

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.17%	14,666,585.381

Large-Cap Value Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	38.58%	114,513,979.012

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.04%	62,461,078.540

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	7.24%	21,484,448.908

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.22%	18,471,194.586

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	5.43%	16,111,851.788

Large-Cap Value Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	97.62%	1,178,684.828

Large-Cap Value Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	58.34%	25,561,476.806

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	25.22%	11,049,450.560

Mid-Cap Growth Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	73.99%	28,852,062.674

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	23.65%	9,221,741.200

Mid-Cap Growth Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	56.25%	5,163.023

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27.65%	2,538.479

RAYMOND JAMES & ASSOC INC CSDN FBO SOMRUDEE WINICHAKUL IRA 305 N WHITNEY WAY MADISON WI 53705-2722	16.10%	1,477.993

TIAA-CREF Funds  ■  Statement of Additional Information     55

Fund—Class	Percentage of holdings	Shares

Mid-Cap Growth Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.04%	3,385,145.102

Mid-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	58.05%	10,326,219.694

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	35.24%	6,269,707.754

Mid-Cap Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.09%	1,059,658.840

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.68%	543,002.303

Mid-Cap Value Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	59.90%	69,143,896.237

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	18.18%	20,981,247.582

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 12555 MANCHESTER RD MARYLAND MO 63043	15.62%	18,028,804.789

Mid-Cap Value Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	38.15%	15,121.704

RAYMOND JAMES & ASSOC INC FBO FRED BURNS JR & KAY BURNS JT/WROS 5421 HOLLY ST BELLAIRE TX 77401-4703	27.10%	10,740.892

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	12.44%	4,930.399

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.48%	2,966.596

Mid-Cap Value Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.63%	10,021,348.695

Mid-Cap Value Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	51.12%	18,142,923.469

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	43.04%	15,273,566.230

Mid-Cap Value Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.48%	1,450,422.151

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.28%	1,425,074.677

Quant International Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	33.75%	5,132,717.539

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.29%	3,998,849.392

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.09%	1,687,179.725

GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	8.71%	1,325,569.119

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.06%	1,074,198.518

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.35%	966,575.490

56     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Quant International Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	46.69%	14,673.254

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	33.78%	10,614.591

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.25%	5,734.827

Quant International Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.83%	48,471,541.011

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.49%	36,049,442.920

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.44%	31,267,541.197

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.35%	28,737,948.839

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.66%	27,133,224.396

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.29%	19,284,139.905

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.24%	19,170,754.173

Quant International Small-Cap Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	47.22%	2,093,670.944

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.37%	858,671.228

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.80%	523,326.107

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.36%	459,219.528

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.68%	384,689.770

Quant International Small-Cap Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	89.18%	7,320.998

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.82%	888.162

Quant International Small-Cap Equity Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	7,326.892

Quant International Small-Cap Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	97.86%	345,541.096

Quant International Small-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	35.03%	33,530.709

ASHOK S SANGANI GEETA A SANGANI JT TEN 6896 PAGE HOLLOW PL FAYETTEVILLE NY 13066-9797	15.38%	14,719.067

TIAA-CREF Funds  ■  Statement of Additional Information     57

Fund—Class	Percentage of holdings	Shares

Quant International Small-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.57%	18,163,993.054

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.42%	13,615,934.037

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.43%	11,861,843.850

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.21%	10,780,954.762

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.77%	10,397,358.885

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.51%	7,514,296.437

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.15%	7,201,767.380

Quant Large-Cap Growth Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	36.66%	4,743,361.611

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.23%	3,135,235.419

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.87%	1,148,159.774

NONAB & CO C/O CITIZENS & NORTHERN BANK 90-92 MAIN STREET WELLSBORO PA 16901-1517	6.96%	900,955.119

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.32%	688,209.427

Quant Large-Cap Growth Fund—Advisor Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	61.84%	64,550.218

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	28.54%	29,790.838

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	8.87%	9,257.109

Quant Large-Cap Growth Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.59%	39,070,024.963

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.42%	29,248,534.446

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.45%	25,524,833.386

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.17%	23,094,534.982

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.79%	22,368,033.504

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.51%	16,146,988.353

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.15%	15,460,628.187

58     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Quant Large-Cap Value Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	52.06%	5,444,786.631

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	18.70%	1,955,652.252

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.92%	1,141,741.961

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.11%	743,383.973

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.43%	672,889.713

Quant Large-Cap Value Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	98.21%	645,322.816

Quant Large-Cap Value Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.56%	53,292,446.084

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.42%	39,955,944.888

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.44%	34,840,159.312

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.19%	31,595,277.491

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.78%	30,524,375.676

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.52%	22,068,982.402

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.16%	21,143,114.495

Quant Small-Cap Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	68.47%	72,654,957.835

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	15.10%	16,022,469.036

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	5.85%	6,204,382.570

Quant Small-Cap Equity Fund—Advisor Class

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	67.49%	63,429.749

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.07%	9,461.453

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	6.68%	6,279.208

RAYMOND JAMES & ASSOC INC FBO MARTHA RACHEL KRAVITZ 8574 BRICKYARD RD POTOMAC MD 20854-4833	6.25%	5,872.522

Quant Small-Cap Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.07%	9,129,835.682

TIAA-CREF Funds  ■  Statement of Additional Information     59

Fund—Class	Percentage of holdings	Shares

Quant Small-Cap Equity Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	49.30%	15,933,426.118

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	45.08%	14,568,326.618

Quant Small-Cap Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.68%	1,339,343.331

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.65%	1,336,041.741

Quant Small-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.61%	10,926,868.263

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.42%	8,172,457.436

NEW YORK NY 10017-3206 TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE	13.47%	7,138,371.936

NEW YORK NY 10017-3206 TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE	12.18%	6,455,259.447

NEW YORK NY 10017-3206 TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE	11.81%	6,261,170.516

NEW YORK NY 10017-3206 TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE	8.47%	4,490,830.603

NEW YORK NY 10017-3206 TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE	8.15%	4,320,171.875

Quant Small/Mid-Cap Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	44.99%	1,330,122.088

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.46%	575,273.254

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.98%	354,339.550

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.50%	310,358.520

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.81%	260,492.046

Quant Small/Mid-Cap Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	79.59%	100,000.000

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	20.41%	25,641.416

Quant Small/Mid-Cap Equity Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

Quant Small/Mid-Cap Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	99.07%	960,511.491

Quant Small/Mid-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	28.98%	137,771.432

TIMOTHY J BIGLIN POA FBO MURIEL G BIGLIN 13618 TRADITIONS DR SEMINOLE FL 33776-3400	6.55%	31,142.645

MARCO PAHOR BERNADETTE PAHOR JT TEN 505 LANCASTER ST APT 10D JACKSONVILLE FL 32204-4137	5.56%	26,455.059

60     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Quant Small/Mid-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.60%	11,558,407.771

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.44%	8,659,041.598

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.39%	7,512,232.544

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.19%	6,835,948.970

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.74%	6,588,269.860

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.52%	4,779,485.540

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.18%	4,586,810.709

Small-Cap Blend Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	47.77%	49,836,752.523

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	21.72%	22,660,489.430

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.56%	5,804,848.808

Small-Cap Blend Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	96.78%	367,223.306

Small-Cap Blend Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	62.43%	22,558,209.043

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	31.48%	11,376,529.286

Social Choice Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	42.29%	68,065,762.077

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.97%	19,272,796.289

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	5.79%	9,317,149.135

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.67%	9,133,476.609

Social Choice Equity Fund—Advisor Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	40.49%	398,458.788

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	21.26%	209,177.496

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.87%	126,620.335

Social Choice Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	91.40%	5,261,065.429

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.38%	367,254.156

TIAA-CREF Funds  ■  Statement of Additional Information     61

Fund—Class	Percentage of holdings	Shares

Social Choice Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	62.22%	16,461,468.387

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.86%	7,105,259.363

Social Choice Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	20.02%	5,450,550.336

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.37%	3,093,793.736

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	6.43%	1,749,932.823

Social Choice International Equity Fund—Institutional Class

ATTN MUTUAL FUND ADMINISTRATOR C/O TIAA CREF ID 765 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	56.74%	3,023,642.084

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.45%	876,762.001

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	12.76%	680,191.040

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.16%	274,939.092

Social Choice International Equity Fund—Advisor Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	39.82%	28,600.727

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	22.28%	16,000.820

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	15.32%	11,004.298

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	15.26%	10,963.419

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.32%	5,260.686

Social Choice International Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	65.79%	40,011.859

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	15.29%	9,302.326

HEARTLAND BANK AND TRUST COMPANY 0 200 W COLLEGE NORMAL IL 61761-2552	11.61%	7,059.775

INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH CT 06830-5576	7.31%	4,447.059

Social Choice International Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	95.79%	924,126.210

Social Choice International Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30.86%	145,039.540

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.54%	87,139.255

KATHERINE M SIMSON POA FBO MARGUERITE B SIMSON TOD SUBJECT TO TOD RULES 3238 ALANI DR HONOLULU HI 96822-1403	13.96%	65,602.214

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	7.32%	34,401.212

62     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Social Choice Low Carbon Equity Fund—Institutional Class

ATTN MUTUAL FUND ADMIN C/O TIAA CREF ID 765 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	37.37%	2,454,739.611

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	35.21%	2,312,813.026

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.24%	804,190.334

BANKERS TRUST CO FBO HUBB & CO 453 7TH STREET DES MOINES IA 50309-4110	5.58%	366,617.468

Social Choice Low Carbon Equity Fund—Advisor Class

RAYMOND JAMES & ASSOC INC FBO WESTMINSTER PRESBYTERIAN CHURCH ENDOWMENT FUND 6500 S NORTHSHORE DR KNOXVILLE TN 37919-8636	33.54%	16,495.644

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	21.07%	10,364.246

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.56%	6,178.074

RAYMOND JAMES & ASSOC INC FBO ANGELA HUTCHINS & ALEX HUTCHINS TEN/BY/ENTY 6003 N FLORA VISTA AVE TAMPA FL 33604-6813	11.29%	5,550.750

RAYMOND JAMES & ASSOC INC FBO DR JUAN R SANCHEZ-RAMOS & CATHERINE O'NEILL SANCHEZ TEN/BY/ENTY 12303 N 51ST ST TEMPLE TERR FL 33617-1413	9.67%	4,756.093

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	8.88%	4,367.673

Social Choice Low Carbon Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	59.52%	52,656.845

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	28.26%	25,000.000

SENTINEL TRUST COMPANY, L.B.A. 0 2001 KIRBY DRIVE, SUITE 1200 HOUSTON TX 77019-6044	12.22%	10,811.729

Social Choice Low Carbon Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	97.05%	2,694,644.983

Social Choice Low Carbon Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	52.19%	519,156.554

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.51%	64,736.530

S&P 500 Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	49.58%	58,260,387.693

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	12.56%	14,765,647.406

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	12.39%	14,555,529.171

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	11.03%	12,964,312.325

S&P 500 Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	93.41%	1,788,794.277

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	5.92%	113,378.585

S&P 500 Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	50.43%	20,517,747.178

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	35.12%	14,286,135.626

TIAA-CREF Funds  ■  Statement of Additional Information     63

Fund—Class	Percentage of holdings	Shares

Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.08%	19,411,936.133

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.01%	18,473,584.480

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	20.57%	18,081,554.625

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.59%	9,309,645.635

CHARLES SCHWAB & CO INC ATTN:MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.19%	6,320,871.192

Bond Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	97.74%	88,205,562.897

Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	90.14%	1,342,248.891

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.51%	126,770.953

Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	76.05%	14,382,321.359

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.23%	2,123,732.983

Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27.99%	2,446,267.350

Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.68%	68,431,866.826

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.49%	67,787,116.281

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.35%	56,855,266.610

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.70%	44,166,118.543

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.29%	35,777,229.398

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.47%	29,450,590.913

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.91%	24,028,607.214

Bond Index Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	20.34%	120,096,095.579

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	20.20%	119,280,286.357

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	20.03%	118,244,948.152

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.75%	63,483,537.645

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.01%	47,295,404.558

64     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Bond Index Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	77.46%	92,519.608

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.01%	16,734.616

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	7.79%	9,300.598

Bond Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	81.14%	2,317,041.079

MATRIX TRUST COMPANY TRUSTEE FBO CARMAX, INC. EXECUTIVE DEFERRED COM PO BOX 52129 PHOENIX AZ 85072-2129	18.48%	527,700.073

Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	77.03%	16,888,675.324

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.07%	2,208,288.598

Bond Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	33.99%	667,910.023

Bond Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.64%	75,609,861.274

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.04%	69,475,635.746

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.67%	68,040,674.712

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.41%	51,615,315.989

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.29%	35,757,897.357

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.73%	29,781,212.277

Bond Plus Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	30.86%	33,456,105.646

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	28.94%	31,378,816.723

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.78%	12,773,862.471

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.31%	10,098,317.112

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.97%	6,476,591.181

Bond Plus Fund—Advisor Class

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	37.88%	1,046,961.057

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	26.76%	739,742.340

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.56%	568,226.111

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	11.49%	317,505.067

TIAA-CREF Funds  ■  Statement of Additional Information     65

Fund—Class	Percentage of holdings	Shares

Bond Plus Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	94.89%	961,545.011

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	5.11%	51,766.658

Bond Plus Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	84.17%	35,816,642.143

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.33%	5,245,024.754

Bond Plus Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.41%	2,578,618.876

Bond Plus Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.66%	42,080,806.713

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.47%	41,674,536.982

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.37%	35,037,402.969

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.70%	27,185,163.328

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.28%	22,013,599.105

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.50%	18,188,674.051

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.91%	14,785,941.563

5–15 Year Laddered Tax-Exempt Bond Fund—Institutional Class

MITRA & CO FBO NG C/O RELIANCE TRUST CO WI 480 PILGRIM WAY - SUITE 1000 GREEN BAY WI 54304-5280	73.36%	335,600.581

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.16%	55,613.726

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	7.78%	35,592.274

5–15 Year Laddered Tax-Exempt Bond Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	54.97%	11,853.562

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	43.61%	9,404.809

5–15 Year Laddered Tax-Exempt Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15.68%	3,929,474.064

Green Bond Fund—Institutional Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	2,100,000.000

Green Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

66     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Green Bond Fund—Retirement Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	77.46%	100,000.000

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	22.54%	29,100.484

Green Bond Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	92.69%	100,000.000

High-Yield Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.80%	59,016,417.452

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	16.19%	50,823,505.009

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.39%	45,172,705.087

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.19%	19,435,461.592

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	5.89%	18,500,718.538

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	5.29%	16,604,472.263

High-Yield Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	40.69%	569,853.269

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	37.11%	519,760.486

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	15.87%	222,307.392

High-Yield Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	84.20%	2,614,427.584

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.13%	283,436.101

High-Yield Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	76.14%	30,691,884.242

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.95%	5,221,298.225

High-Yield Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	41.31%	14,095,218.850

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.48%	2,892,370.744

TIAA-CREF Funds  ■  Statement of Additional Information     67

Fund—Class	Percentage of holdings	Shares

High-Yield Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	21.28%	5,970,321.366

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	21.05%	5,907,852.391

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.68%	4,680,428.713

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.01%	3,370,147.370

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.31%	3,173,429.067

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.64%	2,144,182.393

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.87%	1,647,166.154

Inflation-Linked Bond Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	20.60%	29,839,837.090

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	20.47%	29,648,465.769

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	14.48%	20,978,216.028

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	9.59%	13,886,402.980

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.38%	12,132,670.358

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.52%	10,894,080.456

Inflation-Linked Bond Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	60.14%	17,638.971

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	30.61%	8,975.933

RAYMOND JAMES & ASSOC INC FBO MARGARET ANN BRAGG TTEE U/A DTD JUL 6, 1999 ANN KAY BRAGG LIVING TRUST PO BOX 338 DEEP GAP NC 28618-0338	9.25%	2,713.230

Inflation-Linked Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	100.00%	307,246.863

Inflation-Linked Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	90.40%	18,525,729.756

Inflation-Linked Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.98%	1,584,642.710

68     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Inflation-Linked Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.56%	17,415,066.886

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.65%	12,803,224.731

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.68%	11,890,778.130

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.54%	9,885,203.202

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.16%	9,530,715.183

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.98%	7,481,607.603

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.79%	5,435,912.467

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.55%	5,210,842.309

Short Duration Impact Bond Fund—Institutional Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	94.27%	2,100,000.000

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.73%	127,626.702

Short Duration Impact Bond Fund—Advisor Class

NEW YORK NY 10017-3207 TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE	100.00%	100,000.000

Short Duration Impact Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

Short Duration Impact Bond Fund—Retirement Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	91.33%	100,000.000

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	8.67%	9,498.205

Short Duration Impact Bond Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	93.67%	100,000.000

SUSAN M REEVE 2204 MISTY TRCE KNOXVILLE TN 37919-9121	6.09%	6,507.008

Short-Term Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27.72%	24,055,386.715

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.79%	21,510,971.195

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	17.94%	15,570,200.148

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	5.82%	5,048,743.247

Short-Term Bond Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	94.96%	700,694.592

TIAA-CREF Funds  ■  Statement of Additional Information     69

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	91.15%	731,272.873

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	8.85%	71,045.166

Short-Term Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	80.41%	8,641,477.710

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.29%	1,213,003.917

Short-Term Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.86%	2,060,661.641

Short-Term Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	28.20%	18,746,505.751

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.76%	13,805,879.326

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.23%	12,785,309.356

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.99%	10,629,256.402

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.44%	5,608,918.662

TIAA-CREF IMF LIFECYCLE FUND #2234 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.39%	4,912,795.795

Short-Term Bond Index Fund—Institutional Class

SSB&T CUST/FBO OKLAHOMA CSP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	71.54%	3,109,141.639

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	5.28%	229,452.820

Short-Term Bond Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	72.87%	60,126.132

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	14.96%	12,346.761

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	12.17%	10,039.187

Short-Term Bond Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	46.44%	31,085.255

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	37.35%	25,000.000

INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH CT 06830-5576	16.21%	10,852.653

Short-Term Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	99.77%	4,831,099.849

70     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.07%	25,734.669

JOEL D KUNTZ KARAN J KUNTZ JT TEN 3910 LAKEVIEW BLVD LAKE OSWEGO OR 97035-5549	10.60%	24,657.650

ANN H CROWE TOD SUBJECT TO TOD RULES 369 MEADOW VALLEY RD LEXINGTON KY 40511-8620	7.08%	16,453.333

PAUL TESSMER POA FBO KATHLEEN M TESSMER TTEE KATHLEEN M TESSMER FAMILY TRUST UA DTD 02/24/2003 7808 COURTYARD DR MADISON WI 53719-3517	6.51%	15,139.762

ALDA TUFRO 5 POINT LOOKOUT MILFORD CT 06460-7349	6.35%	14,765.238

Short-Term Bond Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	29.75%	10,643,214.002

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	23.35%	8,354,899.457

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.97%	6,070,481.971

TIAA-CREF LIFECYCLE INDEX 2010 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.81%	3,866,806.254

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.06%	3,599,839.560

TIAA-CREF LIFECYCLE INDX RET INC FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.06%	3,240,622.901

Social Choice Bond Fund—Institutional Class

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.68%	29,076,798.835

ATTN MUTUAL FUNDS ADMIN C/O TIAA CREF BANK ID 765 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	16.63%	28,985,936.875

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	16.52%	28,796,097.019

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.89%	25,966,993.026

Social Choice Bond Fund—Advisor Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	57.26%	26,320,958.880

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	24.72%	11,365,402.460

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	9.18%	4,218,038.038

Social Choice Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	91.60%	3,243,642.039

Social Choice Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	81.87%	35,177,019.486

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.82%	3,358,811.364

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	5.36%	2,303,541.039

TIAA-CREF Funds  ■  Statement of Additional Information     71

Fund—Class	Percentage of holdings	Shares

Social Choice Bond Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	30.65%	4,989,329.564

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.64%	2,707,545.410

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8.28%	1,347,253.681

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.01%	1,140,529.357

Emerging Markets Debt Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	39.01%	775,298.693

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	23.40%	464,977.654

PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	13.54%	269,084.003

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	9.90%	196,808.189

NUVEEN MULTI ASSET INCOME FUND 333 W WACKER DR CHICAGO IL 60606-1220	8.34%	165,827.470

Emerging Markets Debt Fund—Advisor Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	25.88%	188,275.036

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	22.02%	160,209.042

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.01%	131,016.966

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	17.93%	130,408.723

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	14.62%	106,321.817

Emerging Markets Debt Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	73.93%	70,899.049

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	26.07%	25,000.000

Emerging Markets Debt Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.86%	1,628,168.622

Emerging Markets Debt Fund—Retail Class

E*TRADE SAVINGS BANK FBO #75 PO BOX 6503 ENGLEWOOD CO 80155-6503	51.00%	322,939.416

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	16.88%	106,875.104

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.85%	75,034.150

72     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Emerging Markets Debt Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.83%	7,708,805.658

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.27%	7,482,866.614

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.10%	6,593,001.435

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.16%	5,387,452.159

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.25%	4,197,688.458

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.54%	3,908,195.149

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.39%	2,615,256.362

International Bond Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	94.96%	45,109.637

International Bond Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	97.71%	10,274.669

International Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	10,285.132

International Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.49%	529,192.775

International Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	40.61%	44,325.258

UMB BANK NA CUST IRA FBO RHONDA L DODSON 12008 CHERIE DR AUSTIN TX 78758-2210	6.40%	6,983.617

International Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.71%	7,109,713.994

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.42%	7,005,303.984

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.38%	5,908,018.011

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.71%	4,584,450.718

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.25%	3,695,372.405

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.50%	3,066,242.629

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.89%	2,484,537.006

TIAA-CREF Funds  ■  Statement of Additional Information     73

Fund—Class	Percentage of holdings	Shares

Money Market Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	66.32%	437,450,870.708

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.95%	59,044,578.200

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.98%	46,026,601.500

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.68%	37,448,623.440

Money Market Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	73.68%	280,000.000

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	26.32%	100,006.460

Money Market Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	86.77%	25,743,264.080

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	13.06%	3,873,613.640

Money Market Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	53.87%	105,715,710.840

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	25.34%	49,729,453.290

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	15.65%	30,701,506.450

Real Estate Securities Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	41.11%	38,620,758.435

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	18.64%	17,509,351.644

SSB&T FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	17.78%	16,700,406.925

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.10%	5,734,052.776

Real Estate Securities Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	67.16%	146,355.835

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	24.61%	53,628.839

Real Estate Securities Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	96.88%	4,477,026.244

Real Estate Securities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	71.99%	17,124,632.863

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.29%	5,064,600.291

Real Estate Securities Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.09%	1,824,806.420

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.18%	1,687,769.984

74     Statement of Additional Information  ■  TIAA-CREF Funds

The current Trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of January 28, 2019.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Trust are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds (1) all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors, and (2) all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter for the Trust, and TIAA-CREF Investment Management, LLC (“Investment Management”). TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services to, and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, LLC (“Nuveen Asset Management”), Advisors and Investment Management are each wholly owned subsidiaries of Nuveen. Advisors currently serves as sub-adviser to certain funds managed by Nuveen Fund Advisors. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and Investment Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Advisors manages each Fund according to an Investment Management Agreement. Under the Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the daily net assets for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

As described in the International Bond Fund’s Prospectus, Advisors serves as the Subsidiary’s investment adviser. Pursuant to its investment management agreement with the Subsidiary, Advisors does not receive compensation from the Subsidiary for the portfolio management, portfolio accounting, custodial, compliance, administrative and related services it provides to the Subsidiary. The direct expenses of the Subsidiary, if any, which may include portfolio accounting, custodial, compliance, administrative and related services, are borne by the International Bond Fund, subject to the Fund’s expense reimbursement arrangements. The investment management agreement between Advisors and the Subsidiary may be terminated at any time without penalty upon 60 days’ written notice by action of the Subsidiary’s directors or by Advisors, and will terminate automatically in the event of an “assignment” (as defined in the Advisers Act) thereof. The investment management agreement with the Subsidiary provides for its automatic termination upon the termination of the International Bond Fund’s Investment Management Agreement.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012, which was approved by the Board in December 2011.

Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts, as stated in the Prospectuses through: (i) February 29, 2020 for the Equity, Emerging Markets Debt and International Bond Funds; (ii) July 31, 2019 for all other Fixed-Income and Real Estate Securities Funds (except the Green Bond Fund and the Short Duration Impact Bond Fund); and (iii) November 15, 2019 for the Green Bond Fund and the Short Duration Impact Bond Fund. For Class W, Advisors has also contractually agreed to waive and/or reimburse, for each Fund that offers Class W, Class W’s net management fees in their entirety. Advisors expects this fee waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board. However, Advisors may receive a management fee from the other investment portfolios structured as “funds of funds” that invest in Class W shares of the Funds (the “Funds of Funds”) and other investors in Class W shares.

For Class W, Advisors, in its capacity as administrator to the Funds, has contractually agreed to reimburse, for each Fund that offers Class W, Class W’s net other expenses (excluding interest, taxes, brokerage commissions or other transactional

TIAA-CREF Funds  ■  Statement of Additional Information     75

expenses, acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board. Pursuant to contractual agreements between Advisors, a Fund of Funds or other advisory client or account of Advisors or its affiliates, and the Fund offering Class W shares in which the Fund of Funds or such other advisory client or account invests, investors in Class W shares are contractually obligated to reimburse Advisors for the Class W net other expenses it assumes with respect to a Fund.

For the fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016 for the following Funds, the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

	Gross			Waived			Net
	Fiscal years ended October 31,			Fiscal years ended October 31,			Fiscal years ended October 31,
Fund	2018	2017	2016	2018	2017	2016	2018	2017	2016
Emerging Markets Equity Fund	$12,406,487	$10,162,550	$8,511,140	$—	$—	$—	$12,406,487	$10,162,550	$8,511,140
Emerging Markets Equity Index Fund	3,651,519	2,767,221	1,878,316	—	—	—	3,651,519	2,767,221	1,878,316
Equity Index Fund	7,083,456	5,429,572	4,176,719	—	—	—	7,083,456	5,429,572	4,176,719
Growth & Income Fund	27,083,380	24,202,191	19,468,032	—	—	—	27,083,380	24,202,191	19,468,032
International Equity Fund	22,618,188	20,549,162	19,348,409	—	—	206,079	22,618,188	20,549,162	19,142,330
International Equity Index Fund	4,865,989	3,850,066	2,706,842	—	—	—	4,865,989	3,850,066	2,706,842
International Opportunities Fund	9,180,690	7,977,007	7,261,899	—	—	—	9,180,690	7,977,007	7,261,899
Large-Cap Growth Fund	21,063,974	17,057,133	14,723,619	—	—	—	21,063,974	17,057,133	14,723,619
Large-Cap Growth Index Fund	2,389,044	1,791,154	1,152,777	—	—	—	2,389,044	1,791,154	1,152,777
Large-Cap Value Fund	26,885,807	25,681,132	22,214,839	1,355,114	468,950	1,237,885	25,530,693	25,212,182	20,976,954
Large-Cap Value Index Fund	2,598,287	2,466,847	1,586,567	—	—	—	2,598,287	2,466,847	1,586,567
Mid-Cap Growth Fund	7,005,973	6,718,652	7,035,888	—	—	—	7,005,973	6,718,652	7,035,888
Mid-Cap Value Fund	16,650,514	20,209,110	20,038,029	2,830,795	1,275,651	1,870,004	13,819,719	18,933,459	18,168,025
Quant International Equity Fund	7,251,680	6,535,328	5,117,196	—	—	—	7,251,680	6,535,328	5,117,196
Quant International Small-Cap Equity Fund	6,364,677	4,151,574	—	979,392	319,352	—	5,385,285	3,832,222	—
Quant Large-Cap Growth Fund	8,294,807	7,251,905	6,663,299	998,570	43,170	—	7,296,237	7,208,735	6,663,299
Quant Large-Cap Value Fund	7,908,125	7,199,891	6,428,618	937,690	42,489	—	6,970,435	7,157,402	6,428,618
Quant Small-Cap Equity Fund	14,729,265	13,463,029	11,616,353	757,749	—	—	13,971,516	13,463,029	11,616,353
Quant Small/Mid-Cap Equity Fund	3,215,414	2,680,342	101,365	—	—	—	3,215,414	2,680,342	101,365
Small-Cap Blend Index Fund	1,055,617	884,366	683,339	—	—	—	1,055,617	884,366	683,339
Social Choice Equity Fund	5,069,001	3,853,794	3,913,231	—	—	—	5,069,001	3,853,794	3,913,231
Social Choice International Equity Fund	165,669	100,097	62,689	—	—	—	165,669	100,097	62,689
Social Choice Low Carbon Equity Fund	269,970	169,474	116,259	—	—	—	269,970	169,474	116,259
S&P 500 Index Fund	1,953,629	1,639,480	1,225,260	—	—	—	1,953,629	1,639,480	1,225,260
Emerging Markets Debt Fund	2,253,058	1,737,383	1,280,430	—	—	—	2,253,058	1,737,383	1,280,430
International Bond Fund	1,518,343	1,464,153	120,020	—	—	—	1,518,343	1,464,153	120,020

For the fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 for the following Funds, the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers. Because the Green Bond Fund and Short Duration Impact Bond Fund are recently organized, the Funds did not pay any fees under the Investment Management Agreement during the last three fiscal years.

76     Statement of Additional Information  ■  TIAA-CREF Funds

	Gross			Waived			Net
	Fiscal years ended March 31,			Fiscal years ended March 31,			Fiscal years ended March 31,
Fund	2018	2017	2016	2018	2017	2016	2018	2017	2016
Bond Fund	$12,578,016	$10,412,974	$8,440,969	$—	$—	$—	$12,578,016	$10,412,974	$8,440,969
Bond Index Fund	8,617,736	6,908,144	6,033,642	—	—	—	8,617,736	6,908,144	6,033,642
Bond Plus Fund	11,286,525	9,364,086	8,563,926	—	—	—	11,286,525	9,364,086	8,563,926
5–15 Year Laddered Tax-Exempt Bond Fund	834,502	926,111	1,035,879	—	—	—	834,502	926,111	1,035,879
High-Yield Fund	13,222,631	11,112,862	10,626,119	—	—	—	13,222,631	11,112,862	10,626,119
Inflation-Linked Bond Fund	6,524,458	5,881,055	5,044,931	—	—	—	6,524,458	5,881,055	5,044,931
Short-Term Bond Fund	4,199,131	4,057,499	3,629,105	—	—	—	4,199,131	4,057,499	3,629,105
Short-Term Bond Index Fund	189,337	96,356	40,881	110,041	—	—	79,296	96,356	40,881
Social Choice Bond Fund	5,217,719	3,161,519	1,971,019	—	—	—	5,217,719	3,161,519	1,971,019
Money Market Fund	897,760	860,038	783,483	—	129,253	—	897,760	730,785	783,483
Real Estate Securities Fund	9,986,242	9,844,769	8,732,757	—	78,788	814,170	9,986,242	9,765,981	7,918,587

Under the Administrative Services Agreement, the Funds paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the following Funds for these administrative and compliance services for the prior fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016:

	Fund administration fees			Compliance fees
Fund	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2018	October 31, 2017	October 31, 2016
Emerging Markets Equity Fund	$124,976	$50,425	$49,009	$12,169	$21,018	$27,243
Emerging Markets Equity Index Fund	147,419	59,247	52,147	13,333	25,112	29,773
Equity Index Fund	433,975	175,872	173,193	42,340	71,917	104,289
Growth & Income Fund	229,602	101,669	96,134	22,227	41,113	58,248
International Equity Fund	194,238	83,648	91,617	18,722	34,606	54,381
International Equity Index Fund	316,202	128,398	120,099	28,601	53,904	71,100
International Opportunities Fund	126,129	52,023	51,500	12,275	21,717	29,404
Large-Cap Growth Fund	196,535	79,734	85,818	19,158	32,589	50,001
Large-Cap Growth Index Fund	176,290	70,403	66,881	16,178	28,122	38,718
Large-Cap Value Fund	230,631	106,171	105,780	22,221	43,880	63,525
Large-Cap Value Index Fund	187,035	89,030	77,133	16,542	37,606	44,187
Mid-Cap Growth Fund	126,537	53,542	55,968	12,282	23,002	31,955
Mid-Cap Value Fund	178,983	86,814	107,591	16,502	36,684	65,275
Quant International Equity Fund	82,822	36,140	36,523	8,012	14,418	21,541
Quant International Small-Cap Equity Fund	115,778	46,136	—	11,383	11,209	—
Quant Large-Cap Growth Fund	97,507	42,888	44,552	9,437	17,898	26,237
Quant Large-Cap Value Fund	94,627	42,736	43,086	9,192	17,132	25,697
Quant Small-Cap Equity Fund	169,040	73,329	73,362	16,424	29,757	43,909
Quant Small/Mid-Cap Equity Fund	109,948	48,064	9,111	10,019	18,373	5,961
Small-Cap Blend Index Fund	111,684	49,104	44,765	10,928	19,904	26,689
Social Choice Equity Fund	163,508	59,480	73,387	15,605	26,072	43,137
Social Choice International Equity Fund	100,839	40,281	33,768	10,164	15,851	19,593
Social Choice Low Carbon Equity Fund	101,766	40,637	34,170	10,251	15,988	19,822
S&P 500 Index Fund	155,865	67,970	62,551	15,153	26,128	38,856
Emerging Markets Debt Fund	103,974	43,222	36,824	10,140	17,006	21,496
International Bond Fund	101,133	44,989	9,150	9,143	17,421	5,987

The table below reflects the amounts paid to Advisors by the following Funds for these administrative and compliance services for the prior fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016. Because the Green Bond Fund

TIAA-CREF Funds  ■  Statement of Additional Information     77

and Short Duration Impact Bond Fund are recently organized, the Funds did not pay any fees under the Administrative Services Agreement during the last three fiscal years.

Fund administration fees				Compliance fees
Fund	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2018	March 31, 2017	March 31, 2016
Bond Fund	$154,432	$71,638	$85,345	$11,286	$55,541	$45,134
Bond Index Fund	225,933	105,447	165,997	16,295	81,509	88,288
Bond Plus Fund	145,769	68,906	87,669	10,297	53,206	46,540
5–15 Year Laddered Tax-Exempt Bond Fund	55,651	26,895	15,966	3,878	20,793	8,335
High-Yield Fund	146,094	68,801	92,722	10,373	53,085	49,092
Inflation-Linked Bond Fund	124,800	60,471	63,394	8,760	46,735	33,342
Short-Term Bond Fund	107,420	52,480	48,339	7,550	40,583	25,408
Short-Term Bond Index Fund	82,307	37,445	12,065	6,084	28,773	6,118
Social Choice Bond Fund	103,171	45,063	25,376	7,842	34,692	13,260
Money Market Fund	106,923	31,478	30,352	18,010	23,240	15,868
Real Estate Securities Fund	114,467	57,129	57,401	7,688	43,971	30,546

Service agreements

Retirement Class Service Agreement

The Trust, on behalf of each Fund that offers Retirement Class shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class shares of the Fund.

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the following Funds for the prior fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016, are set forth in the table below:

78     Statement of Additional Information  ■  TIAA-CREF Funds

	Service fees for fiscal year or period ended
Fund	October 31, 2018	October 31, 2017	October 31, 2016
Emerging Markets Equity Fund	$220,681	$117,156	$67,634
Emerging Markets Equity Index Fund	722,563	490,227	261,586
Equity Index Fund	1,456,282	1,260,436	991,258
Growth & Income Fund	1,519,354	1,458,799	1,435,828
International Equity Fund	1,624,368	1,494,088	1,435,130
International Equity Index Fund	2,650,319	2,048,604	1,588,658
International Opportunities Fund	218,259	31,111	18,304
Large-Cap Growth Fund	766,411	573,718	599,996
Large-Cap Growth Index Fund	1,822,334	1,352,526	923,066
Large-Cap Value Fund	2,303,740	2,517,186	2,315,753
Large-Cap Value Index Fund	2,382,151	2,193,308	1,320,478
Mid-Cap Growth Fund	1,018,902	976,168	1,015,117
Mid-Cap Value Fund	2,195,603	2,642,324	2,585,804
Quant International Small-Cap Equity Fund	15,815	8,335	—
Quant Small-Cap Equity Fund	1,536,807	1,543,775	1,318,264
Quant Small/Mid-Cap Equity Fund	20,808	9,057	648
Small-Cap Blend Index Fund	1,684,284	1,285,908	1,002,395
Social Choice Equity Fund	1,156,742	907,763	817,536
Social Choice International Equity Fund	25,655	12,705	5,510
Social Choice Low Carbon Equity Fund	52,810	32,479	10,460
S&P 500 Index Fund	3,075,110	2,478,738	1,826,543
Emerging Markets Debt Fund	42,907	21,289	11,138
International Bond Fund	10,527	5,082	720

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the following Funds for the prior fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016 are set forth in the table below. Because the Green Bond Fund and Short Duration Impact Bond Fund are recently organized, the Funds did not pay any fees under the Retirement Class Service Agreement during the last three fiscal years.

	Service fees for fiscal year or period ended
Fund	March 31, 2018	March 31, 2017	March 31, 2016
Bond Fund	$551,087	$583,083	$609,800
Bond Index Fund	381,959	335,205	265,460
Bond Plus Fund	994,641	630,298	499,109
High-Yield Fund	1,005,595	759,467	613,723
Inflation-Linked Bond Fund	556,779	562,875	436,281
Short-Term Bond Fund	257,254	247,168	248,100
Short-Term Bond Index Fund	44,640	17,485	4,020
Social Choice Bond Fund	766,586	642,046	414,363
Money Market Fund	288,577	267,081	216,190
Real Estate Securities Fund	886,105	830,624	770,361

Underwriter and other service providers

Underwriter

TPIS, 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

TIAA-CREF Funds  ■  Statement of Additional Information     79

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169, acts as the transfer and dividend-paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited: (i) the Equity, Emerging Markets Debt and International Bond Funds’ financial statements for the fiscal year ended October 31, 2018 and (ii) the Fixed-Income and Real Estate Securities Funds’ financial statements for the fiscal year ended March 31, 2018 (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end, and the Green Bond Fund and the Short Duration Impact Bond Fund, which were not yet operational).

Personal trading policy

The Trust, Advisors and TPIS have each adopted Codes of Ethics (each, a “code”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of the Trust, Advisors and TPIS, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by the Funds, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by the TIAA Ethics Office. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points), in the denominator to generate risk adjusted investment performance. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

80     Statement of Additional Information  ■  TIAA-CREF Funds

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings, which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The chart below includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies, unregistered pooled investment vehicles and other accounts), total assets in those accounts, and the dollar range of equity securities owned in each of the following Funds they manage, as of October 31, 2018 (except as otherwise noted).

TIAA-CREF Funds  ■  Statement of Additional Information     81

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Emerging Markets Equity Fund
Barton Grenning	0	0	0	$0	$0	$0	Over $1,000,000
Lisa Wang*	0	0	0	$0	$0	$0	$0

Emerging Markets Equity Index Fund
Philip James (Jim) Campagna	22	1	0	$86,372	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$86,372	$25	$0	$10,001–$50,000
Darren Tran*	6	0	0	$45,877	$0	$0	$100,001–$500,000

Equity Index Fund
Philip James (Jim) Campagna	22	1	0	$71,247	$25	$0	$50,001–$100,000
Lei Liao	22	1	0	$71,247	$25	$0	$10,001–$50,000
Darren Tran*	6	0	0	$31,834	$0	$0	$1–$10,000

Growth & Income Fund
Susan Kempler	1	0	0	$143	$0	$0	Over $1,000,000

International Equity Fund
Chris Semenuk	1	0	0	$94	$0	$0	Over $1,000,000

International Equity Index Fund
Philip James (Jim) Campagna	22	1	0	$77,431	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$77,431	$25	$0	$10,001–$50,000
Darren Tran*	6	0	0	$37,344	$0	$0	$100,001–$500,000

International Opportunities Fund
Jason Campbell	0	0	0	$0	$0	$0	Over $1,000,000
Dan Roberts*	0	0	0	$0	$0	$0	$0

Large-Cap Growth Fund
Susan Hirsch	2	0	0	$25,750	$0	$0	Over $1,000,000
Terrence Kontos	2	1	0	$25,750	$1	$0	$500,001–$1,000,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna	22	1	0	$82,654	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$82,654	$25	$0	$10,001–$50,000
Darren Tran*	6	0	0	$42,750	$0	$0	$100,001–$500,000

Large-Cap Value Fund
Charles Carr*	1	1	0	$63	$1	$0	$0
Richard Cutler	2	0	0	$3,550	$0	$0	Over $1,000,000

Large-Cap Value Index Fund
Philip James (Jim) Campagna	22	1	0	$82,421	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$82,421	$25	$0	$10,001–$50,000
Darren Tran*	6	0	0	$42,495	$0	$0	$50,001–$100,000

Mid-Cap Growth Fund
George (Ted) Scalise	0	0	0	$0	$0	$0	Over $1,000,000
Adrian Almazan*	0	0	0	$0	$0	$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	0	$6,238	$0	$0	$10,001–$50,000

Quant International Equity Fund
Steven Rossiello	1	0	0	$885	$0	$0	$100,001–$500,000
Pablo Mitchell	0	0	0	$0	$0	$0	$50,001–$100,000

Quant International Small-Cap Equity Fund
Antonio Ramos	0	0	0	$0	$0	$0	$100,001–$500,000
Steven Rossiello	1	0	0	$1,776	$0	$0	$50,001–$100,000

Quant Large-Cap Growth Fund
James Johnson	1	0	0	$2,522	$0	$0	$100,001–$500,000
Max Kozlov	3	0	0	$6,514	$0	$0	$10,001–$50,000

Quant Large-Cap Value Fund
James Johnson	1	0	0	$2,512	$0	$0	$100,001–$500,000
Max Kozlov	3	0	0	$6,503	$0	$0	$10,001–$50,000

Quant Small-Cap Equity Fund
Adam Cao	2	1	0	$696	$12	$0	$100,001–$500,000
Pei Chen	2	0	0	$696	$0	$0	$100,001–$500,000
Max Kozlov*	3	0	0	$5,677	$0	$0	$10,001–$50,000

82     Statement of Additional Information  ■  TIAA-CREF Funds

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Quant Small/Mid-Cap Equity Fund
Adam Cao	2	1	0	$3,402	$12	$0	$100,001–$500,000
Pei Chen	2	0	0	$3,402	$0	$0	$50,001–$100,000
Max Kozlov*	3	0	0	$7,533	$0	$0	$0

Small-Cap Blend Index Fund
Philip James (Jim) Campagna	22	1	0	$86,109	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$86,109	$25	$0	$10,001–$50,000
Darren Tran*	6	0	0	$45,936	$0	$0	$100,001–$500,000

Social Choice Equity Fund
Philip James (Jim) Campagna	22	1	0	$85,155	$25	$0	$50,001–$100,000
Lei Liao	22	1	0	$85,155	$25	$0	$10,001–$50,000

Social Choice International Equity Fund
Philip James (Jim) Campagna	22	1	0	$88,714	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$88,714	$25	$0	$10,001–$50,000

Social Choice Low Carbon Equity Fund
Philip James (Jim) Campagna	22	1	0	$88,662	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$88,662	$25	$0	$10,001–$50,000

S&P 500 Index Fund
Philip James (Jim) Campagna	22	1	0	$84,000	$25	$0	$10,001–$50,000
Lei Liao	22	1	0	$84,000	$25	$0	Over $1,000,000
Darren Tran*	6	0	0	$43,974	$0	$0	$10,001–$50,000

Emerging Markets Debt Fund
Katherine Renfrew	1	1	0	$169	$36	$0	$100,001–$500,000
Anupam Damani	2	1	0	$523	$36	$0	$100,001–$500,000

International Bond Fund
Anupam Damani	2	1	0	$622	$36	$0	$100,001–$500,000
John Espinosa	0	0	0	$0	$0	$0	$100,001–$500,000

* This information is as of December 31, 2018.

The chart below includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the following Funds they manage, as of March 31, 2018 (except as otherwise noted).

TIAA-CREF Funds  ■  Statement of Additional Information     83

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Bond Fund
John Cerra	6	0	0	$29,027	$0	$0	$50,001–$100,000
Joseph Higgins	3	1	0	$15,757	$54	$0	$100,001–$500,000

Bond Index Fund
Lijun (Kevin) Chen	4	0	0	$512	$0	$0	$50,001–$100,000
James Tsang	1	0	0	$358	$0	$0	$50,001–$100,000

Bond Plus Fund
John Cerra	6	0	0	$29,537	$0	$0	$50,001–$100,000
Kevin Lorenz	1	0	0	$4,023	$0	$0	$100,001–$500,000
William Martin	0	0	0	$0	$0	$0	Over $1,000,000

5–15 Year Laddered Tax-Exempt Bond Fund
Joel Levy	0	0	0	$0	$0	$0	$100,001–$500,000

Green Bond Fund
Stephen Liberatore*	3	1	3	$16,727	$54	$352	$0
Jessica Zarzycki*	1	0	0	$0	$0	$0	$0

High-Yield Fund
Jean Lin	0	0	0	$0	$0	$0	$100,001–$500,000
Kevin Lorenz	1	0	0	$4,195	$0	$0	$500,001–$1,000,000

Inflation-Linked Bond Fund
John Cerra	6	0	0	$30,831	$0	$0	$50,001–$100,000
Nicholas Travaglino	1	0	0	$6,474	$0	$0	$0

Short Duration Impact Bond Fund
Stephen Liberatore*	3	1	3	$16,727	$54	$352	$0
Jessica Zarzycki*	1	0	0	$0	$0	$0	$0

Short-Term Bond Fund
John Cerra	6	0	0	$32,026	$0	$0	$100,001–$500,000
Richard Cheng	0	0	0	$0	$0	$0	$100,001–$500,000

Short-Term Bond Index Fund
Lijun (Kevin) Chen	4	0	0	$9,945	$0	$0	$50,001–$100,000
James Tsang	1	0	0	$9,791	$0	$0	$50,001–$100,000

Social Choice Bond Fund
Stephen Liberatore	1	1	3	$14,062	$54	$336	$500,001–$1,000,000
Joseph Higgins	3	1	0	$18,455	$54	$0	$0

Money Market Fund
Michael Ferraro	2	0	0	$9,573	$0	$0	$0
Joseph Rolston	2	0	0	$9,573	$0	$0	$500,001–$1,000,000

Real Estate Securities Fund
David Copp	1	0	0	$70	$0	$0	$500,001–$1,000,000
Brendan Lee	1	0	0	$70	$0	$0	$100,001–$500,000

* This information is as of September 28, 2018, and may differ from other information about this portfolio manager in this chart, if applicable. The portfolio managers for this Fund owned no equity securities in this Fund as of the date of this SAI because the Fund was not yet operational on this date.

Potential conflicts of interest of Advisors and portfolio managers

Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

84     Statement of Additional Information  ■  TIAA-CREF Funds

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Funds and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Advisors, on behalf of the Funds or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Advisors, on behalf of the Funds or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such security could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or an Account) could acquire debt obligations of a company while an Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or Account) and the equity-holding Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Advisors may seek to avoid such conflicts, and, as a result, Advisors may choose not to make such investments on behalf of the Funds, which may adversely affect the Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Advisors and its affiliated investment advisers may aggregate orders of the Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, Advisors may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities,

TIAA-CREF Funds  ■  Statement of Additional Information     85

although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

The Trust offers six classes of shares (Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA (“TIAA Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA in connection with certain employee benefit plans (the “plan(s)”), such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA as Individual Retirement Accounts (“IRAs”). Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors or its affiliates.

Advisor Class Shares. Advisor Class shares of the Funds are offered primarily through certain financial intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the financial intermediaries to purchase this class of shares, as well as through benefit plans and insurance company separate accounts. Subject to a shareholder servicing plan, the Funds may pay a financial intermediary for providing services to the Funds, including for sub-transfer agency, sub-accounting and administrative services.

86     Statement of Additional Information  ■  TIAA-CREF Funds

Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans, such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code (collectively, “benefit plans”). Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of up to 0.15% of average daily net Premier Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through benefit plans. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA that are established by individuals as IRAs pursuant to section 408 of the Code.

Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS and TPIS, in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds at an annual rate of up to 0.25% of average daily net Retail Class assets.

Class W Shares. Class W shares are available for purchase directly from the Funds only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates. All expenses or costs of distributing or promoting Class W shares of the Funds are paid by Advisors or its affiliates.

Distribution (Rule 12b-1) plans

The Board of Trustees has adopted a distribution plan with respect to Retail Class shares and a distribution plan with respect to Premier Class shares offered by the Funds (collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Retail Class Distribution Plan (“Retail Compensation Plan”), each Fund compensates TPIS for certain services that TPIS provides in connection with the promotion, distribution and/or shareholder servicing of Retail Class shares. Prior to January 1, 2013, certain Funds were subject to a separate Retail Class Distribution Plan (“Retail Reimbursement Plan”) wherein such Funds reimbursed TPIS for all or part of certain expenses that TPIS incurred in connection with its promotion, distribution and/or shareholder servicing of the Fund’s Retail Class shares. Reimbursements by a Fund under the Retail Reimbursement Plan were calculated daily and paid quarterly up to a rate or rates approved from time to time by the Board, provided that no rate exceeded the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund.

Under the Premier Class Distribution Plan (the “Premier Class Distribution Plan”), each Fund compensates TPIS an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. A Fund may pay TPIS under the Premier Class Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

For the fiscal year ended October 31, 2018 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of such Funds in existence during the period under the Retail Compensation Plan:

TIAA-CREF Funds  ■  Statement of Additional Information     87

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2018
Emerging Markets Equity Fund	$408	$—	$15,964	$11,949	$1,950	$30,271
Emerging Markets Equity Index Fund	542	—	21,252	15,908	2,596	40,298
Equity Index Fund	33,326	—	1,305,995	977,572	159,545	2,476,438
Growth & Income Fund	41,202	—	1,614,680	1,208,631	197,255	3,061,768
International Equity Fund	11,275	—	441,866	330,748	53,980	837,869
International Opportunities Fund	161	—	6,302	4,717	769	11,949
Large-Cap Growth Fund	33,348	—	1,306,888	978,240	159,654	2,478,130
Large-Cap Value Fund	4,876	—	191,066	143,018	23,341	362,301
Mid-Cap Growth Fund	7,141	—	279,861	209,484	34,189	530,675
Mid-Cap Value Fund	9,214	—	361,082	270,279	44,111	684,686
Quant International Small-Cap Equity Fund	62	—	2,437	1,824	299	4,622
Quant Small-Cap Equity Fund	4,887	—	191,537	143,370	23,399	363,193
Quant Small/Mid-Cap Equity Fund	154	—	6,018	4,504	735	11,411
Social Choice Equity Fund	16,166	—	633,516	474,204	77,393	1,201,279
Social Choice International Equity Fund	172	—	6,757	5,058	825	12,812
Social Choice Low Carbon Equity Fund	365	—	14,283	10,691	1,745	27,084
Emerging Markets Debt Fund	218	—	8,556	6,404	1,045	16,223
International Bond Fund	52	—	2,043	1,530	250	3,875

For the fiscal year ended March 31, 2018 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of such Funds in existence during the period under the Retail Compensation Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2018
Bond Fund	$2,509	$—	$117,846	$105,043	$14,362	$239,760
Bond Index Fund	568	—	26,674	23,776	3,251	54,269
Bond Plus Fund	7,015	—	329,433	293,640	40,146	670,234
5–15 Year Laddered Tax-Exempt Bond Fund	7,226	—	339,331	302,464	41,353	690,374
High-Yield Fund	17,131	—	804,504	717,098	98,040	1,636,773
Inflation-Linked Bond Fund	3,257	—	152,947	136,330	18,639	311,173
Short-Term Bond Fund	3,370	—	158,267	141,071	19,287	321,995
Short-Term Bond Index Fund	50	—	2,348	2,093	286	4,777
Social Choice Bond Fund	3,645	—	171,165	152,568	20,859	348,237
Money Market Fund	7,916	—	371,769	331,378	45,306	756,369
Real Estate Securities Fund	6,016	—	282,506	251,812	34,427	574,761

Payments by a Fund under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund.

Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended October 31, 2018 (except as otherwise noted) for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each such Fund in existence during the period under the Premier Class Distribution Plan:

88     Statement of Additional Information  ■  TIAA-CREF Funds

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2018
Emerging Markets Equity Fund	$—	$—	$16,356	$—	$—	$16,356
Emerging Markets Equity Index Fund	—	—	48,463	—	—	48,463
Equity Index Fund	—	—	161,312	—	—	161,312
Growth & Income Fund	—	—	221,637	—	—	221,637
International Equity Fund	—	—	319,872	—	—	319,872
International Equity Index Fund	—	—	421,245	—	—	421,245
International Opportunities Fund	—	—	2,031	—	—	2,031
Large-Cap Growth Fund	—	—	49,879	—	—	49,879
Large-Cap Value Fund	—	—	399,759	—	—	399,759
Mid-Cap Growth Fund	—	—	132,291	—	—	132,291
Mid-Cap Value Fund	—	—	410,537	—	—	410,537
Quant International Small-Cap Equity Fund	—	—	1,076	—	—	1,076
Quant Small-Cap Equity Fund	—	—	265,452	—	—	265,452
Quant Small/Mid-Cap Equity Fund	—	—	1,920	—	—	1,920
Social Choice Equity Fund	—	—	123,043	—	—	123,043
Social Choice International Equity Fund	—	—	1,482	—	—	1,482
Social Choice Low Carbon Equity Fund	—	—	924	—	—	924
Emerging Markets Debt Fund	—	—	1,010	—	—	1,010
International Bond Fund	—	—	898	—	—	898

For the fiscal year ended March 31, 2018 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each such Fund in existence during the period under the Premier Class Distribution Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2018
Bond Fund	$—	$—	$41,046	$—	$—	$41,046
Bond Index Fund	—	—	48,067	—	—	48,067
Bond Plus Fund	—	—	46,599	—	—	46,599
High-Yield Fund	—	—	221,391	—	—	221,391
Inflation-Linked Bond Fund	—	—	16,910	—	—	16,910
Short-Term Bond Fund	—	—	20,047	—	—	20,047
Short-Term Bond Index Fund	—	—	926	—	—	926
Social Choice Bond Fund	—	—	36,585	—	—	36,585
Money Market Fund	—	—	53,304	—	—	53,304
Real Estate Securities Fund	—	—	127,843	—	—	127,843

Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAVs of the participating Funds.

The Distribution Plans have been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the Trustees concluded that the Distribution Plans would benefit the Premier Class or Retail Class shareholders of each Fund, as applicable.

One of the potential benefits of the Distribution Plans is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the

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Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Premier Class shares or Retail Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Premier Class or Retail Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the Trustees and the Independent Trustees with respect to the applicable Fund or Class. The Premier Class and Retail Class shareholders of each Fund have exclusive voting rights with respect to issues arising out of the application of their respective Distribution Plans.

Fund payments to financial intermediaries

Financial intermediaries may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services to the Advisor Class. Such payments may be made directly or indirectly by the Funds or by Advisors and its affiliates out of Fund assets. Such payments may also be made by Advisors or its affiliates out of their own assets that are separate from those of the Funds’, as described in the section below. Such shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Payment for these services is made pursuant to a Shareholder Servicing Plan (“Servicing Plan”) that has been approved by the Board of Trustees and adopted by the Funds. The Servicing Plan outlines the types of services to be provided to the Funds by financial intermediaries and provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund for total Advisor Class expenses that exceed certain specified amounts.

Additional payments to financial intermediaries and other payments

TPIS, Advisors or their affiliates make additional payments out of their own assets to selected financial intermediaries (commonly referred to as “revenue sharing”). The services for which these payments are made include promoting the sale of Fund shares, maintaining share balances and/or sub-accounting, administration and shareholder servicing.

The amounts of these payments could be significant and may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. The financial intermediary may elevate the prominence or profile of the Funds within the financial intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. These payments are made pursuant to negotiated agreements with financial intermediaries. The categories of payments described below are not mutually exclusive, and a single financial intermediary may receive payments under all categories. Further, representatives of TPIS and its affiliates receive additional compensation related to the Funds.

These payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table sections of the Funds’ Prospectuses and described above because they are not paid by the Funds.

Distribution-related payments

TPIS, Advisors or their affiliates make payments to selected financial intermediaries as compensation for services such as providing the Funds with “shelf space” or a higher profile for the intermediary’s personnel or their customers, placing the Funds on the intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and

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management representatives of the intermediary, providing assistance in training and educating the intermediary’s personnel on the Funds, and furnishing marketing support and other services.

TPIS, Advisors or their affiliates compensate financial intermediaries differently depending upon, among other factors, the number or value of Fund shares that the intermediary sells or may sell, the value of the assets invested in the Funds by the intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing payments

TPIS, Advisors or their affiliates make payments to selected financial intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Funds or that make Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which a financial intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform the services itself or arrange with a third party to perform such services.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the financial intermediary and are generally asset-based.

Other payments to financial intermediaries

TPIS, Advisors or their affiliates, at their expense, provide other compensation to financial intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to the distribution-related and servicing payments described above. For example, TPIS, Advisors or their affiliates may: (i) compensate financial intermediaries for National Securities Clearing Corporation (NSCC) networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

TPIS, Advisors or their affiliates pay selected financial intermediaries for enabling TPIS, Advisors or their affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments vary depending upon the financial intermediary and the nature of the event. TPIS, Advisors or their affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

TPIS, Advisors or their affiliates occasionally sponsor due diligence meetings for financial intermediaries’ registered representatives during which the registered representatives receive updates on various Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in the Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by TPIS, Advisors or their affiliates.

Compensation to TPIS’ representatives

Representatives of TPIS and its affiliates receive additional compensation from TPIS, Advisors or their affiliates if certain targets are met for sales of one or more Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their financial intermediary for information about any payments it receives from TPIS, Advisors or their affiliates and the services it provides for those payments.

Investors may wish to take financial intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

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Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the Trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the NAV represented by the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each dollar of NAV they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the NAV per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

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Notice to non-U.S. individual shareholders

Shares of the Trust are only registered for public offer and sale in the United States of America. Regulations outside of the United States may restrict the sale of shares of the Trust to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, the Funds restrict the sale of shares to include only U.S. residents. If a current shareholder in a Fund provides a non-U.S. address, this will be deemed a representation from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares of the Trust.

Additional Funds or classes

Pursuant to the Declaration of Trust, the Trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The Trustees have established other series of the Trust, known as the “Lifecycle Funds,” “Lifecycle Index Funds,” “Lifestyle Funds” and “Managed Allocation Fund,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

Pricing of shares

The share price of each Fund is determined based on the Fund’s NAV. The assets of each Fund are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (generally 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and ask prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

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cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Fund), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant NAV per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the NAV per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share calculated by using available market quotations deviates by more than ¼ of one percent from $1.00 per share. In the event such deviation should exceed ¼ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing an NAV per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s NAV might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

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Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating share price” in the Prospectuses.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the

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Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of:

1. 98% of its ordinary taxable income for the year;

2. 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year; and

3. any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of October 31, 2018, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Short-term	Long-term	Total
Emerging Markets Equity Index Fund	$9,352,647	$62,986,680	$72,339,327

International Equity Index Fund	33,567,461	69,764,782	103,332,243

International Opportunities Fund	83,100,284	—	83,100,284

Social Choice International Equity Fund	106,980	—	106,980

Emerging Markets Debt Fund	1,552,410	—	1,552,410

International Bond Fund	1,636,165	178,403	1,814,568

As of March 31, 2018 (except as otherwise noted), the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Short-term	Long-term	Total
Bond Fund	$8,075,260	$—	$8,075,260

Bond Plus Fund	16,864,282	—	16,864,282

High-Yield Fund	17,520,417	122,363,978	139,884,395

Short-Term Bond Fund	545,842	—	545,842

Short-Term Bond Index Fund	178,875	49,929	228,804

Social Choice Bond Fund	1,925,885	—	1,925,885

Money Market Fund	271	—	271

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing,

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the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of

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the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisors as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds expect to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that is eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds (including the Money Market Fund) or Real Estate Securities Fund are expected to constitute qualified dividend income.

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Dividends-received deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Qualified REIT dividends

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to the receipt of domestic qualified business income from REIT investments (“qualified REIT dividends”). The IRS has recently issued proposed regulations permitting regulated investment companies, such as the Funds, to pass through to their shareholders qualified REIT dividends received from REIT investments that are eligible for the 20% deduction. Shareholders should consult their tax advisors about their eligibility to claim the 20% deduction for any qualified REIT dividends reported by a Fund.

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on

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any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to shareholders

The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish a Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

Shareholders invested through such accounts should consult their tax advisor or TIAA for more information.

Treatment of 5–15 Year Laddered Tax-Exempt Bond Fund

The 5–15 Year Laddered Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the 5–15 Year Laddered Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the 5–15 Year Laddered Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the 5–15 Year Laddered Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The 5–15 Year Laddered Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the 5–15 Year Laddered Tax-Exempt Bond Fund for such Fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

A portion of the dividends to shareholders from the 5–15 Year Laddered Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The 5–15 Year

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Laddered Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, Advisors considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; and the nature of price discovery in different markets. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Funds at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

Advisors’ fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to Advisors. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

The fixed-income marketplace does not use a voting system to rate broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to Advisors’ fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by Advisors’ sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and Advisors’ selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates Advisors’ knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

Consistent with best execution, Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, Advisors has adopted a policy embodying the concepts of Section 28(e) under the Securities Exchange Act of 1934, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (CSA) or similar arrangement.

With respect to the Funds, Advisors may only use soft dollars to pay for research with intellectual content. Such research includes, but is not limited to, investment or market-related reports (including analyses and reports that relate to issuers, industries, securities, economic factors and trends, and portfolio strategies), access to investment or market-related

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conferences, meetings with company management, access to a broker’s research staff and the use of investment or market-related consulting services. It does not include market data services or trading software or tools.

Fixed-income trades on behalf of the Funds in which the broker is acting as principal may not be allocated in order to generate soft dollar credits, but at times, a broker may send Advisors unsolicited proprietary research that may be based in part on fixed-income trading volume directed to that broker. Similarly, trades on behalf of the Funds that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but at times a broker may send Advisors unsolicited proprietary research that is based in part on such trades.

The Board and Advisors have agreed to an annual aggregate maximum amount the actively managed equity Funds will pay for research in soft dollars, which was implemented on January 1, 2017. Each of these Funds pays for a portion of this maximum amount based upon a formula that takes into account their relative assets under management. Previously, each Fund paid for research in soft dollars using a trading-based methodology. Advisors will compensate these Funds for any soft dollars utilized above the aggregate maximum amount. Changes to the soft dollar maximum can only be made with Board approval. Additionally, Advisors will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Funds, including soft dollars attributable to each Fund.

Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by Investment Management for the CREF accounts.

For the Funds that utilized soft dollars during the fiscal year ended October 31, 2018, the table below shows the total amount of soft dollars paid by each Fund in dollars and in basis points for that year (excluding any amounts compensated by Advisors).

Fund	Soft dollars paid	Soft dollars as a percent of average net assets
Emerging Markets Equity Fund	$344,663	0.01%

Growth & Income Fund	1,295,200	0.01

International Equity Fund	989,094	0.02

International Opportunities Fund	309,468	0.01

Large-Cap Growth Fund	976,176	0.01

Large-Cap Value Fund	1,274,608	0.01

Mid-Cap Growth Fund	327,696	0.02

Mid-Cap Value Fund	663,909	0.02

The table below shows the aggregate amount of brokerage commissions paid by the following actively managed equity Funds to firms that provided research services during the fiscal period ended March 31, 2018 (except as otherwise noted). Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Soft dollars paid	Soft dollars as a percent of average net assets
Real Estate Securities Fund	$436,390	0.02%

The aggregate amount of brokerage commissions paid by the following Funds for the prior fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016, was as follows:

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Fund	October 31, 2018	October 31, 2017	October 31, 2016
Emerging Markets Equity Fund	$3,967,483	$4,313,970	$6,437,374

Emerging Markets Equity Index Fund	371,000	245,860	239,126

Equity Index Fund	242,446	232,041	175,187

Growth & Income Fund	4,498,375	5,191,745	5,631,168

International Equity Fund	5,236,437	7,777,991	7,593,156

International Equity Index Fund	381,296	674,109	423,309

International Opportunities Fund	857,852	950,177	1,135,719

Large-Cap Growth Fund	2,749,184	2,992,964	2,391,180

Large-Cap Growth Index Fund	60,238	85,644	66,490

Large-Cap Value Fund	3,588,374	5,156,981	6,645,343

Large-Cap Value Index Fund	92,343	182,378	184,252

Mid-Cap Growth Fund	1,174,580	880,179	929,152

Mid-Cap Value Fund	1,585,402	2,639,714	3,924,001

Quant International Equity Fund	1,099,212	1,025,997	840,495

Quant International Small-Cap Equity Fund	865,198	850,895	—

Quant Large-Cap Growth Fund	194,837	179,991	280,531

Quant Large-Cap Value Fund	246,695	268,547	511,356

Quant Small-Cap Equity Fund	858,216	886,057	911,491

Quant Small/Mid-Cap Equity Fund	105,474	143,982	62,422

Small-Cap Blend Index Fund	118,934	94,514	56,281

Social Choice Equity Fund	201,015	77,771	123,407

Social Choice International Equity Fund	7,427	7,256	2,303

Social Choice Low Carbon Equity Fund	7,775	4,847	7,040

S&P 500 Index Fund	45,616	68,302	51,691

Emerging Markets Debt Fund	—	117	—

With respect to increases in brokerage commissions in 2018 from prior years, the increases for the Emerging Markets Equity Index Fund (in 2018 from 2016 and 2017), Equity Index Fund (in 2018 from 2016) and Small-Cap Blend Index Fund (in 2018 from 2016 and 2017) were primarily due to a higher level of trading activity and portfolio turnover to manage purchases and redemptions of Fund shares. The increase for the Mid-Cap Growth Fund (in 2018 from 2017) was primarily due to a higher level of trading activity and portfolio turnover due to increased market volatility and to manage purchases and redemptions of Fund shares. The increase for the Quant International Equity Fund (in 2018 from 2016) was mainly due to increased assets under management and a higher level of trading activity and portfolio turnover to manage purchases and redemptions of Fund shares. The increase for the Social Choice International Equity Fund (in 2018 from 2016) primarily resulted from increased assets under management. The increases for the Social Choice Equity Fund (in 2018 from 2016 and 2017) and Social Choice Low Carbon Equity Fund (in 2018 from 2017) were primarily due to a higher level of trading activity and portfolio turnover due to certain modifications made to the ESG criteria that are utilized in the refinement of each Fund’s investable universe and to manage purchases and redemptions of Fund shares.

With respect to decreases in brokerage commissions in 2018 from prior years, the decrease for the Emerging Markets Equity Fund (in 2018 from 2016) was primarily due to reduced portfolio turnover as compared to unusually high portfolio turnover in 2016 resulting from a portfolio management change for the Fund. The decrease for the International Equity Fund (in 2018 from 2016 and 2017) primarily resulted from reduced portfolio turnover resulting from a decrease in the number of holdings that reached their price targets and sold for a profit relative to previous years. The decreases for the International Equity Index Fund (in 2018 from 2017), Large-Cap Growth Index Fund (in 2018 from 2017), Large-Cap Value Index Fund (in 2018 from 2016 and 2017) and S&P 500 Index Fund (in 2018 from 2017) were mainly due to a lower level of trading activity and portfolio turnover to manage purchases and redemptions of Fund shares. The decreases for the Large-Cap Value Fund (in 2018 from 2016 and 2017) and Mid-Cap Value Fund (in 2018 from 2016 and 2017) primarily resulted from reduced trading activity due to market volatility. The decreases for the Quant Large-Cap Growth Fund (in 2018 from 2016) and Quant Large-Cap Value Fund (in 2018 from 2016) were primarily due to reduced trading activity resulting from decreased turnover in the Fund’s quantitative models, which was caused by certain market conditions. The decrease for the Quant Small/Mid-Cap Equity Fund (in 2018 from 2017) was mainly due to reduced portfolio turnover resulting in reduced trading activity.

The aggregate amount of brokerage commissions paid by the following Funds for the prior fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016, was as follows:

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Fund	March 31, 2018	March 31, 2017	March 31, 2016
Bond Fund	$—	$17	$—

Bond Plus Fund	—	25	—

Inflation-Linked Bond Fund	3,121	234	702

Short-Term Bond Fund	11,999	8,173	9,787

Real Estate Securities Fund	961,164	1,329,877	1,090,473

With respect to decreases in brokerage commissions in 2018 from prior years, the decrease for the Real Estate Securities Fund was primarily due to low trading volume.

During the fiscal year ended October 31, 2018, certain of the Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of October 31, 2018, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Holdings (US$)
Emerging Markets Equity Index Fund	BANCO SANTANDER CHILE	2,263,323

Equity Index Fund	JPMORGAN CHASE & CO	233,160,093
	BANK OF AMERICA CORP	163,566,755
	WELLS FARGO & CO	147,664,491
	CITIGROUP INC	105,358,066
	GOLDMAN SACHS GROUP INC	50,797,947
	MORGAN STANLEY	36,013,960
	CHARLES SCHWAB CORP	35,622,926
	BB&T CORP	24,230,866
	STATE STREET CORP	16,253,325
	FIFTH THIRD BANCORP	11,339,875
	TD AMERITRADE HOLDING CORP	9,184,800
	RAYMOND JAMES FINANCIAL INC	6,199,696
	POPULAR INC	3,269,505
	LAZARD LTD	3,091,891
	STIFEL FINANCIAL CORP	1,921,200
	PIPER JAFFRAY COS	1,042,435
	INVESTMENT TECHNOLOGY GROUP	515,223
	COWEN INC	226,336
	OPPENHEIMER HOLDINGS	154,077

Growth & Income Fund	JPMORGAN CHASE & CO	144,309,556
	BANK OF AMERICA CORP	115,277,580
	CITIGROUP INC	66,239,694
	MORGAN STANLEY	52,335,538
	WELLS FARGO & CO	30,220,161

International Equity Fund	CREDIT SUISSE GROUP	200,872,233

International Equity Index Fund	HSBC HOLDINGS PLC	140,300,266
	BANCO SANTANDER SA	65,739,191
	BNP PARIBAS	49,647,329
	SUMITOMO MITSUI FINANCIAL GROUP	44,259,932
	CREDIT SUISSE GROUP	28,292,124
	SOCIETE GENERALE SA	23,846,884
	MACQUARIE GROUP LTD	23,017,653
	DEUTSCHE BANK	16,365,580
	SKANDINAVISKA ENSKILDA BANKEN AB	14,336,390
	NOMURA HOLDINGS INC	14,013,805
	ROYAL BANK OF SCOTLAND GROUP	12,183,188
	JULIUS BAER GROUP LTD	8,715,481

International Opportunities Fund	NOMURA HOLDINGS INC	11,184,722

Large-Cap Growth Index Fund	CHARLES SCHWAB CORP	26,849,395
	TD AMERITRADE HOLDING CORP	7,067,693
	LAZARD LTD	2,133,362
	RAYMOND JAMES FINANCIAL INC	1,374,822
	STATE STREET CORP	727,100

104     Statement of Additional Information  ■  TIAA-CREF Funds

Fund	Broker	Holdings (US$)
Large-Cap Value Fund	BANK OF AMERICA CORP	209,211,750
	WELLS FARGO & CO	128,499,402
	CITIGROUP INC	118,102,081
	GOLDMAN SACHS GROUP INC	106,064,756
	JPMORGAN CHASE & CO	100,665,361
	STATE STREET CORP	32,732,631
	MORGAN STANLEY	32,428,782
	FIFTH THIRD BANCORP	15,978,107

Large-Cap Value Index Fund	JPMORGAN CHASE & CO	178,796,725
	BANK OF AMERICA CORP	125,549,353
	WELLS FARGO & CO	113,311,659
	CITIGROUP INC	80,810,959
	GOLDMAN SACHS GROUP INC	38,960,163
	MORGAN STANLEY	27,720,095
	BB&T CORP	18,645,061
	STATE STREET CORP	11,846,588
	FIFTH THIRD BANCORP	8,980,761
	RAYMOND JAMES FINANCIAL INC	3,383,026
	POPULAR INC	2,571,738
	LAZARD LTD	261,847

Mid-Cap Growth Fund	LAZARD LTD	12,076,469

Mid-Cap Value Fund	RAYMOND JAMES FINANCIAL INC	21,639,311
	LAZARD LTD	6,113,443

Quant International Equity Fund	MACQUARIE GROUP LTD	18,122,033
	HSBC HOLDINGS PLC	13,247,727
	BNP PARIBAS	5,692,834
	BANCO SANTANDER SA	1,441,460

Quant Large-Cap Growth Fund	CHARLES SCHWAB CORP	14,803,089
	STATE STREET CORP	6,439,744
	LAZARD LTD	4,811,083

Quant Large-Cap Value Fund	JPMORGAN CHASE & CO	76,882,648
	BANK OF AMERICA CORP	58,424,933
	CITIGROUP INC	37,784,690
	WELLS FARGO & CO	34,404,306
	MORGAN STANLEY	11,868,221
	FIFTH THIRD BANCORP	10,227,672
	BB&T CORP	9,672,181
	GOLDMAN SACHS GROUP INC	8,945,386
	POPULAR INC	4,061,773
	STATE STREET CORP	2,740,788
	LAZARD LTD	2,663,732

Quant Small/Mid-Cap Equity Fund	LAZARD LTD	2,164,837

Small-Cap Blend Index Fund	STIFEL FINANCIAL CORP	4,116,400
	PIPER JAFFRAY COS	1,319,122
	INVESTMENT TECHNOLOGY GROUP	1,180,101
	COWEN INC	594,679
	OPPENHEIMER HOLDINGS	439,161

Social Choice Equity Fund	BANK OF AMERICA CORP	51,307,025
	MORGAN STANLEY	24,498,508
	CHARLES SCHWAB CORP	19,707,765
	BB&T CORP	16,689,132
	STATE STREET CORP	8,497,500
	FIFTH THIRD BANCORP	6,593,387
	TD AMERITRADE HOLDING CORP	4,523,897

Social Choice International Equity Fund	SUMITOMO MITSUI FINANCIAL GROUP	394,880
	MACQUARIE GROUP LTD	273,860
	SKANDINAVISKA ENSKILDA BANKEN AB	156,882

Social Choice Low Carbon Equity Fund	BANK OF AMERICA CORP	1,607,018
	CHARLES SCHWAB CORP	744,788
	MORGAN STANLEY	607,004
	BB&T CORP	599,506
	FIFTH THIRD BANCORP	429,222
	STATE STREET CORP	412,569
	TD AMERITRADE HOLDING CORP	252,963

TIAA-CREF Funds  ■  Statement of Additional Information     105

Fund	Broker	Holdings (US$)
S&P 500 Index Fund	JPMORGAN CHASE & CO	76,182,849
	BANK OF AMERICA CORP	53,103,160
	WELLS FARGO & CO	48,011,810
	CITIGROUP INC	34,181,445
	GOLDMAN SACHS GROUP INC	16,413,021
	MORGAN STANLEY	12,590,517
	CHARLES SCHWAB CORP	11,493,137
	BB&T CORP	8,001,282
	STATE STREET CORP	5,459,919
	FIFTH THIRD BANCORP	3,687,806
	RAYMOND JAMES FINANCIAL INC	2,152,765

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Holdings (US$)
Large-Cap Value Index Fund	MORGAN STANLEY	27,720,095

Quant Large-Cap Value Fund	MORGAN STANLEY	11,868,221

Directed brokerage

In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this SAI by reference to the Annual Reports to shareholders for the fiscal year ended October 31, 2018 (for the Equity, Emerging Markets Debt and International Bond Funds) and March 31, 2018 (for the Fixed-Income and Real Estate Securities Funds, other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end, and the Green Bond Fund and the Short Duration Impact Bond Fund, which were not yet operational) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited financial statements of the Funds are incorporated herein by reference to the Trust’s Annual Reports on Form N-CSR for the fiscal year ended October 31, 2018 for the Equity, Emerging Markets Debt and International Bond Funds and the fiscal year ended March 31, 2018 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end, and the Green Bond Fund and the Short Duration Impact Bond Fund, which were not yet operational). These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, a copy of the Annual Reports on request. Note that such statements, reports and filings do not contain information on the Green Bond Fund and the Short Duration Impact Bond Fund as these Funds were not operational during the applicable periods.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for the Funds, with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Funds are providing this disclosure to explain PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

The Loan Rule prohibits an independent accounting firm from having certain financial relationships with its audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent” of the audit client’s or audit client’s affiliate’s equity securities. PwC has notified the TIAA-CREF Fund Complex that certain of its lenders,

106     Statement of Additional Information  ■  TIAA-CREF Funds

together with their affiliates, each owns of record in excess of ten percent of the shares of certain open-end funds in a related complex to the TIAA-CREF Fund Complex. Also, PwC has notified the TIAA-CREF Fund Complex that certain of its engagement team members and other personnel covered by the Rule have lending relationships with lenders owning more than ten percent of shares of certain funds of the TIAA-CREF Fund Complex and its affiliates.

On a periodic basis, PwC has affirmed to the Audit and Compliance Committee (“Committee”) of the Funds’ Board of Trustees that it is an independent accountant with respect to the TIAA-CREF Fund Complex, within the meaning of PCAOB Rule 3520, Auditor Independence. PwC has advised the Committee that, after evaluating the facts and circumstances related to the matter described above, it has concluded that the financial relationships described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has also reported that, besides the lending relationships that involve engagement team members and other personnel, the financial relationships described above did not arise from ownership by any of its lenders or their affiliates of any shares of the Funds in the TIAA-CREF Fund Complex, or from any action by any of the Funds or in connection with management of the TIAA-CREF Fund Complex. In addition, with respect to open-end fund shares in the TIAA-CREF Fund Complex and the related complex held by PwC’s lenders or their affiliates, PwC has stated that it believes there are several features of the holdings that demonstrate that their ownership does not call into question PwC’s objectivity and impartiality. PwC has also stated, with respect to each of the firm-level PwC borrowing relationships at issue, that the debt is in good standing and the debt balance is immaterial to PwC and the lender. In addition PwC has stated that the borrowing relationships of the key engagement partners and other engagement team members of the TIAA-CREF Fund Complex are in good standing. PwC has stated that, based on the foregoing, it believes that a reasonable investor possessing all the facts regarding PwC’s borrowing and audit relationships would conclude that PwC is able to exhibit the requisite objectivity to report on the Funds’ financial statements.

In June 2016 the SEC staff issued a no-action letter that addresses a number of issues with respect to the application of the Loan Rule to registered funds and fund complexes. The letter stated that the staff would not recommend enforcement action if funds in a complex continued to use audit services performed by an audit firm that has certain lending and ownership relationships that would cause non-compliance with the Loan Rule, as long as the conditions described in the letter are met. The applicability of the assurances provided in the letter was extended indefinitely by the SEC staff in September 2017. It is possible that the Funds may be able to rely on the assurances in the letter with respect to the relationships described above if the conditions in the letter are met. However, if the Funds were unable to rely on the letter, and it were ultimately determined that PwC was not independent with respect to the Funds, that could have certain adverse consequences for the Funds, including that the Funds may be required to have independent audits conducted by another independent registered public accounting firm for certain periods, and that the time involved to conduct such independent audits could impair the ability of the Funds to issue new securities under the Funds’ current registration statement.

TIAA-CREF Funds  ■  Statement of Additional Information     107

Appendix A: TIAA-CREF policy statement on corporate governance as of February 2012

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly traded operating companies and may not be directly applicable to open-end investment companies or privately held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors are among those with the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options backdating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa.org).

108     Statement of Additional Information  ■  TIAA-CREF Funds

II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

• submitting shareholder resolutions

• withholding or voting against one or more directors

• requesting other investors to support our initiatives

• engaging in collaborative action with other investors

• engaging in public dialogue and commentary

• supporting an election contest or change of control transaction

• conducting a proxy solicitation

• seeking regulatory or legislative relief

• commencing or supporting litigation

• pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term

TIAA-CREF Funds  ■  Statement of Additional Information     109

losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.  TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.  TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.  TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4. TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5. TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.  TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

• Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

• Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

• Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and minority shareholders too little.

• Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

• Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

110     Statement of Additional Information  ■  TIAA-CREF Funds

• Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

• Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. Shareholders rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.  Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.  One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3. Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5. Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6. Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7. Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8. Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9. Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

TIAA-CREF Funds  ■  Statement of Additional Information     111

10. Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.

11. Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12. Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions that invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1. Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2. Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3. Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4. Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5. Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the lifeblood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6. Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7. Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from

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dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8. Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9. Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a one size fits all approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted

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broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2. Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

3. Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5. Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director elections

TIAA-CREF has adopted the following policy on director elections:

1. Directors should be elected annually by a majority rather than a plurality of votes cast.*

2. In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3. In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4. Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5. Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4. Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit

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Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2. Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4. Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty or loyalty) has occurred, then directors should not be indemnified.

5. Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counterbalance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total

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compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1. Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2. Each committee should have the power to hire independent experts and advisors.

3. Each committee should report to the full board on the issues and decisions for which it is responsible.

4. Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1. Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3. Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

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4. Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5. Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6. The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations, especially if such information is inconsistent with the company’s compensation philosophy.

7. Compensation Committees should work only with consultants who are independent of management.

8. Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9. Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10. If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1. The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2. All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3. Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4. Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5. Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6. Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7. Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

8. Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9. Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10. Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11. Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12. Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1. The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2. The disclosure should explain how the program seeks to identify and reward the value added by management.

3. The disclosure should identify how compensation is linked to long-term sustainable value creation.

4. Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5. When possible, charts should be used in conjunction with narratives to enhance comprehension.

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6. When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7. Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8. Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9. Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10. Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11. If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

• A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

• Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

• Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

• Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national

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and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense of shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in

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accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one size fits all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

• When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders’ meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

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Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection;

• Whether the provisions of the device are in line with generally accepted governance principles;

• Whether the company has submitted the device for shareholder approval; and

• Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

• Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

• Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

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• Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

• Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

• Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

• Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

• Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory votes on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachute proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

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Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

• TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Proxy access:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. We firmly believe that proxy access is an important shareholder right that should be implemented with sensible standards and used responsibly. In making our voting decision, we will consider several factors including but not limited to: current performance of the company, minimum filing thresholds, existing governance issues and board/management responsiveness to material shareholder concerns.

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